UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

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Filed by a Party other than the Registrant [ ]

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[ ]	Preliminary Proxy Statement
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[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

GERON CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GERON CORPORATION
149 Commonwealth Drive, Suite 2070
Menlo Park, CA 94025

April 1, 2016

Dear Geron Stockholder:

You are cordially invited to attend the 2016 Annual Meeting of Stockholders of Geron Corporation, which will be held on May 17, 2016 at 4:00 p.m., Pacific Daylight Time, at the Westin San Francisco Airport, One Old Bayshore Highway, Millbrae, California 94030. In addition, we will be hosting the meeting via conference call which can be accessed via telephone by dialing 877-303-9139 (U.S.); 760-536-5195 (international). The passcode is 72479234. A live audio-only webcast will also be available at http://edge.media-server.com/m/p/idtu8fhu.

As permitted by the rules of the Securities and Exchange Commission, we are also pleased to furnish our proxy materials to stockholders primarily over the Internet. We believe this process will expedite stockholders’ receipt of materials, lower the costs of our annual meeting and reduce the environmental impact of printing and mailing hard copies. Stockholders who continue to receive hard copies of proxy materials may help us reduce costs by opting to receive future proxy materials by e-mail.

On or about April 4, 2016, we will distribute to our stockholders a notice containing instructions on how to access our 2016 Proxy Statement and our 2015 Annual Report on Form 10-K, and how to vote online. This notice also will include instructions on how you can receive a paper copy of the proxy materials, including the notice of the Annual Meeting, 2016 Proxy Statement, 2015 Annual Report on Form 10-K and proxy card. If you received your proxy materials by mail, the notice of Annual Meeting, 2016 Proxy Statement, 2015 Annual Report on Form 10-K and proxy card from our Board of Directors were enclosed. If you received your proxy materials via e-mail, the e-mail contained voting instructions and links to the 2016 Proxy Statement and 2015 Annual Report on Form 10-K.

At this year’s Annual Meeting, the agenda includes the following items:

●	election of Directors;
●	advisory vote to approve named executive officer compensation; and
●	ratification of Ernst & Young LLP as our independent registered public accounting firm.

Your vote is important to us. Whether or not you plan to attend the meeting, please vote electronically via the Internet or by telephone, or, if you requested paper copies of the proxy materials, please complete, sign, date and return the accompanying proxy card in the enclosed postage-paid envelope.

Thank you for your ongoing support of, and continued interest in, Geron Corporation.

Sincerely,

John A. Scarlett, M.D.
President and Chief Executive Officer

GERON CORPORATION
149 Commonwealth Drive, Suite 2070
Menlo Park, CA 94025

______________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 17, 2016

To the Stockholders of Geron Corporation:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of GERON CORPORATION, a Delaware corporation (the “Company”), will be held on May 17, 2016, at 4:00 p.m., Pacific Daylight Time, at the Westin San Francisco Airport, One Old Bayshore Highway, Millbrae, California 94030. Stockholders may also access the meeting via telephone by dialing 877-303-9139 (U.S.); 760-536-5195 (international). The passcode is 72479234. A live audio-only webcast will also be available at http://edge.media-server.com/m/p/idtu8fhu. The meeting will be held for the following purposes:

1.	To elect the two nominees for director named in the accompanying proxy statement, or the Proxy Statement, to hold office as Class II members of the Board of Directors until the 2019 annual meeting of stockholders;

2.	To approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement;

3.	To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016; and

4.	To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

The Board of Directors has fixed the close of business on March 21, 2016, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof. Each stockholder is entitled to one vote for each share of common stock held at that time.

Your Vote Is Important To Us. Whether or not you plan to attend the meeting, please vote electronically via the Internet or by telephone, or, if you requested paper copies of the proxy materials, please complete, sign, date and return the accompanying proxy card in the enclosed postage-paid envelope. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

By Order of the Board of Directors,

Stephen N. Rosenfield
Executive Vice President, General Counsel
and Corporate Secretary

Menlo Park, California
April 1, 2016

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
Letter to Stockholders, Notice and 2016 Proxy Statement, and 2015 Annual Report on Form 10-K are available at
www.proxyvote.com.

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN.
WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, WE URGE YOU TO SUBMIT
YOUR PROXY PROMPTLY IN ORDER TO ASSURE THAT A QUORUM IS PRESENT.

GERON CORPORATION
149 Commonwealth Drive, Suite 2070
Menlo Park, CA 94025

____________________

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 17, 2016
____________________

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

We have sent you a Notice of Availability of Proxy Materials (the “Notice”) or our proxy materials, as applicable, because the Board of Directors (the “Board”) of Geron Corporation, a Delaware corporation (“Geron”, the “Company”, “we” or “us”), is soliciting your proxy to vote at our 2016 Annual Meeting of Stockholders (the “Annual Meeting”), to be held on May 17, 2016, at 4:00 p.m., Pacific Daylight Time, at the Westin San Francisco Airport, One Old Bayshore Highway, Millbrae, California 94030 or at any adjournment or postponement thereof. You may vote by proxy over the Internet or by phone, or by mail if you requested printed copies of the proxy materials.

We intend to distribute the Notice and the proxy materials on or about April 4, 2016 to all stockholders of record entitled to vote at the Annual Meeting.

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will act upon the matters described in this Proxy Statement. In addition, following the meeting, management will report on current events at Geron and respond to questions from stockholders.

How can I attend the Annual Meeting?

All stockholders are cordially invited to attend the Annual Meeting in person at the Westin San Francisco Airport, One Old Bayshore Highway, Millbrae, California 94030. For directions to attend the Annual Meeting, please contact our Investor Relations department at (650) 473-7765 or by email at investor@geron. com. Stockholders may also access the meeting via telephone by dialing 877-303-9139 (U.S.); 760-536-5195 (international). The passcode is 72479234. A live audio-only webcast will also be available at http://edge.media-server.com/m/p/idtu8fhu via the Internet. The Annual Meeting will start at 4:00 p.m., Pacific Daylight Time, on May 17, 2016.

How can I participate in the Annual Meeting if I cannot attend in person?

If you cannot attend the meeting in person, stockholders may participate via telephone by dialing 877-303-9139 (U.S.); 760-536-5195 (international). The passcode is 72479234. We recommend that you dial in at least 10 minutes early to minimize any delay in joining the meeting. Participants via telephone will also have an opportunity to ask questions during the meeting.

The Annual Meeting will also be available via the Internet in a live audio-only webcast available at http://edge.media-server.com/m/p/idtu8fhu. The audio webcast of the Annual Meeting will be available for replay approximately one hour following the live meeting through June 17, 2016. Since the webcast is audio-only, participants will be unable to ask questions in this forum.

Why did I receive a Notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

We are pleased to continue to apply the rules from the United States Securities and Exchange Commission (the “SEC”) that allow companies to furnish their proxy materials over the Internet. If you received the Notice by mail, you will not receive a printed copy of the proxy materials unless you request one. Instead, the Notice will instruct you as to how you may access and review the proxy materials and cast your vote via the Internet. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, please follow the instructions included in the Notice. A stockholder’s election to receive proxy materials by mail or electronically by email will remain in effect until the stockholder terminates such election.

Why did I receive a full set of proxy materials instead of a Notice regarding the Internet availability of proxy materials?

We are providing paper copies of the proxy materials to stockholders who previously requested to receive them. If you would like to reduce the environmental impact and costs incurred by us in mailing proxy materials, you may elect to receive all future proxy materials electronically via email or the Internet. To sign up for electronic delivery, please follow the instructions provided with your proxy materials and on your proxy card or voting instruction card, to vote using the Internet and, when prompted, indicate that you agree to receive or access future stockholder communications electronically. Alternatively, you can go to www.proxyvote.com and enroll for online delivery of proxy materials.

How can I access the proxy materials over the Internet?

You may view and also download our proxy materials, including the 2015 Annual Report on Form 10-K, at www.proxyvote.com.

How do I order proxy materials if I have not received them?

This Proxy Statement and Geron’s 2015 Annual Report on Form 10-K are available at www.proxyvote.com. Internet distribution of proxy materials is designed to expedite receipt by stockholders, lower the cost of the Annual Meeting and conserve natural resources. However, if you have not received a copy of our proxy materials and would like to receive one for the Annual Meeting or for future stockholder meetings, you may request printed copies as follows:

●	by telephone: call 1-800-579-1639 free of charge and follow the instructions;
●	by Internet: go to www.proxyvote.com and follow the instructions; or
●	by e-mail: send an e-mail message to sendmaterial@proxyvote.com. Please send a blank e-mail and put the 12-Digit Control Number located in your Notice in the subject line.

Who can vote at the Annual Meeting?

Only holders of record at the close of business on March 21, 2016 (the “Record Date”) will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. At the close of business on the Record Date, we had 158,916,775 shares of common stock, par value $0.001 per share (“Common Stock”), outstanding. Each holder of record of Common Stock on the Record Date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting. The stock transfer books will not be closed between the Record Date and the Annual Meeting date. A list of stockholders entitled to vote at the Annual Meeting will be available for examination at our principal executive offices at the address listed above for a period of ten days prior to the Annual Meeting and during the Annual Meeting.

What am I voting on at the Annual Meeting?

You are being asked to vote on three proposals, as follows:

Proposal 1	To elect the two nominees for director named in this Proxy Statement to hold office as Class II members of our Board of Directors until the 2019 annual meeting of stockholders;

Proposal 2	To approve, on an advisory basis, the compensation of our named executive officers, as disclosed in this Proxy Statement; and

Proposal 3	To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016.

What are the choices in voting?

For Proposal 1, you may either vote “For” all nominees to the Board of Directors or you may “Withhold” your vote for any nominee you specify. For Proposals 2 and 3, you may vote “For” the proposal or “Against” the proposal or “Abstain” from voting on the proposal.

What is the recommendation of the Board on each of the matters scheduled to be voted on at the Annual Meeting?

The Board of Directors recommends that you vote:

●	FOR the nominees to the Board of Directors (Proposal 1);
●	FOR the approval, on an advisory basis, of the compensation of our named executive officers as disclosed in this Proxy Statement (Proposal 2); and
●	FOR the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016 (Proposal 3).

Could other matters be decided at the Annual Meeting?

Our Bylaws require that we receive advance notice of any proposal to be brought before the Annual Meeting by our stockholders, and we have not received notice of any such proposals. If any other matter were to be properly submitted for a vote at the Annual Meeting, the proxy holders appointed by the Board will have the discretion to vote on those matters for you as they see fit. This includes, among other things, considering any motion to adjourn the Annual Meeting to another time and/or place, including for the purpose of soliciting additional proxies for or against a given proposal.

What is the difference between holding shares as a stockholder of record or as a beneficial owner?

Stockholder of Record: Shares Registered in Your Name

You are a stockholder of record if at the close of business on March 21, 2016, your shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A. As a stockholder of record, you may vote during the Annual Meeting or vote by proxy.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

You are a beneficial owner, if at the close of business on March 21, 2016, your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization and not in your name. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. Being a beneficial owner means that, like most stockholders, your shares are held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account by following the voting instructions your broker or other nominee provides. If you do not provide your broker or nominee with instructions on how to vote your shares, your broker or nominee will be able to vote your shares with respect to some of the proposals, but not all. Refer to the section below “What are broker non-votes?” for more information.

How do I vote my shares and what are the voting deadlines?

Please refer to the proxy card for instructions on, and access information for, voting by telephone, over the Internet or by mail.

Stockholder of Record: Shares Registered In Your Name

If you are a stockholder of record, there are several ways for you to vote your shares.

●	Via the Internet. You may vote at www.proxyvote.com, 24 hours a day, seven days a week. You will need the 12-Digit Control Number included on your Notice or your proxy card (if you received a printed copy of the proxy materials). Votes submitted through the Internet must be received by 11:59 p.m., Eastern Time, on May 16, 2016.

●	By Telephone. You may vote using a touch-tone telephone by calling 1-800-690-6903, 24 hours a day, seven days a week. You will need the 12-Digit Control Number included on your Notice or your proxy card (if you received a printed copy of the proxy materials). Votes submitted by telephone must be received by 11:59 p.m., Eastern Time, on May 16, 2016.

●	By Mail. If you received printed proxy materials, you may submit your vote by completing, signing, and dating each proxy card received and returning it in the postage-paid envelope. Sign your name exactly as it appears on the proxy card. Proxy cards submitted by mail must be received no later than May 16, 2016 to be voted at the Annual Meeting.

●	During the Annual Meeting. Stockholders may also submit their vote if they attend the meeting in person.

The Internet and telephone voting procedures described above, which comply with Delaware law, are designed to authenticate stockholders’ identities, to allow stockholders to vote their shares, and to confirm that their instructions have been properly recorded. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If you are a beneficial owner of your shares, you should have received a Notice or voting instructions from the broker or other nominee holding your shares. You should follow the instructions in the Notice or voting instructions provided by your broker or nominee in order to instruct your broker or other nominee on how to vote your shares. The availability of telephone and Internet voting will depend on the voting process of the broker or nominee. Please contact your bank, broker or other agent if you have questions about their instructions on how to vote your shares. To vote during the 2016 Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent, and attend the meeting in person to submit your vote.

Geron Plan Participants

As trustee of the Geron 401(k) Plan, Prudential Bank and Trust FSB will receive a proxy that incorporates all the shares owned by the Geron 401(k) Plan and will vote such proxy as directed by the Geron 401(k) sponsor.

Shares purchased through the 1996 Employee Stock Purchase Plan and the 2014 Employee Stock Purchase Plan will follow standard brokerage industry practices. Shares held in the name of the broker will be voted on behalf of the holder on certain routine matters. To the extent the brokerage firm votes shares on the behalf of the holder, the shares will be counted for the purpose of determining a quorum.

Can I vote my shares by filling out and returning the Notice?

No. The Notice will, however, provide instructions on how to vote by Internet, by telephone, or by requesting and returning a paper proxy card or voting instruction card.

How many votes are needed to approve a proposal?

A quorum of stockholders is necessary to hold a valid meeting. In order to constitute a quorum and to transact business at the Annual Meeting, a majority of the outstanding shares of Common Stock on the Record Date must be represented at the Annual Meeting. Shares represented by proxies that reflect abstentions or “broker non-votes” will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

Proposal
Number	Proposal	Vote Required
1	To elect the two nominees for director named in this Proxy Statement to hold office as Class II members of our Board of Directors until the 2019 annual meeting of stockholders.	The two nominees receiving the most “FOR” votes properly cast in person or by proxy will be elected. Only votes “FOR” or “WITHHOLD” will affect the outcome of the vote.
2	To approve, on an advisory basis, the compensation of our named executive officers, as disclosed in this Proxy Statement.	The affirmative vote of the holders of a majority of the shares present or represented, in person or by proxy, at this meeting. Abstentions will have the same effect as a vote against this proposal, and broker non-votes will have no effect on the outcome of this proposal. However, this proposal is advisory and non-binding upon us.
3	To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016.	The affirmative vote of the holders of a majority of the shares present or represented, in person or by proxy, at this meeting. Abstentions will have the same effect as a vote against this proposal, and broker non-votes will have no effect on the outcome of this proposal.

Although the election of directors at the Annual Meeting is uncontested and directors are elected by a plurality of votes cast, and we therefore expect that each of the named nominees for director will be elected at the Annual Meeting, under our Corporate Governance Guidelines, any nominee for director is required to submit an offer of resignation for consideration by the Nominating and Corporate Governance Committee if such nominee for director (in an uncontested election) receives a greater number of “WITHHOLD” votes from his or her election than votes “FOR” such election. In such case, the Nominating and Corporate Governance Committee will then consider all of the relevant facts and circumstances and recommend to the Board the action to be taken with respect to such offer of resignation. For more information on this policy see the section entitled “Corporate Governance Matters – Corporate Governance Guidelines”.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares on how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. In the event that a broker, bank, custodian, nominee or other record holder of Geron Common Stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular proposal, then those shares will be treated as broker non-votes with respect to that proposal. Accordingly, if you own shares through a nominee, such as a broker or bank, please be sure to instruct your nominee on how to vote to ensure that your vote is counted on each of the proposals.

Which ballot measures are considered “routine” or “non-routine?”

The ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016 (Proposal 3) is considered routine under applicable rules. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to occur in connection with Proposal 3. The election of directors (Proposal 1) and the advisory vote on the compensation of our named executive officers (Proposal 2) are considered non-routine matters under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore we expect broker non-votes on Proposals 1 and 2.

What does it mean if I receive more than one set of proxy materials or more than one Notice, or combination thereof?

If you receive more than one set of proxy materials, or more than one Notice or a combination thereof, your shares may be registered in more than one name or may be registered in different accounts. Please follow the voting instructions on each set of proxy materials or Notices to ensure that all of your shares are voted.

How will your proxy be voted?

Votes will be counted by the Inspector of Election appointed for the Annual Meeting, who will separately count “FOR” and (with respect to proposals other than the election of directors) “AGAINST” votes, abstentions and broker non-votes. In addition, with respect to the election of directors, the Inspector of Election will count the number of “WITHHOLD” votes received for the nominees. If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “routine” items, but not with respect to “non-routine” items. See “What are “broker non-votes?” and “Which ballot measures are considered “routine” or “non-routine”?” above for more information regarding “routine” and “non-routine” matters.

Can I revoke or change my vote after I submit my proxy?

Stockholder of Record: Shares Registered In Your Name

If you are a stockholder of record, you may revoke or change your vote at any time before the final vote at the Annual Meeting by:

●	signing and returning a new proxy card with a later date;
●	submitting a later-dated vote by telephone or via the Internet — only your latest Internet or telephone proxy received by 11:59 p.m., Eastern Time, on May 16, 2016, will be counted;
●	attending the Annual Meeting in person and voting again; or
●	delivering a written revocation to our Corporate Secretary at Geron’s offices, 149 Commonwealth Drive, Suite 2070, Menlo Park, California 94025, before the Annual Meeting.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If you are a beneficial owner of your shares, you must contact the broker or other nominee holding your shares and follow their instructions for revoking or changing your vote.

Is my vote confidential?

Yes. Proxy cards, ballots and voting tabulations that identify stockholders by name are kept confidential. There are exceptions for contested proxy solicitations or when necessary to meet legal requirements. In addition, all comments written on a proxy card or elsewhere will be forwarded to management, but your identity will be kept confidential unless you ask that your name be disclosed.

How can I obtain a copy of Geron’s Annual Report on Form 10-K?

We will mail to you without charge, upon written request, a copy of our Annual Report on Form 10-K filed with the SEC for the fiscal year ended December 31, 2015, as well as a copy of any exhibit specifically requested. Requests should be sent to: Corporate Secretary, Geron Corporation, 149 Commonwealth Drive, Suite 2070, Menlo Park, California 94025. A copy of our Annual Report on Form 10-K has also been filed with the SEC and may be accessed from the SEC’s homepage (www.sec.gov). You may also view and download our 2015 Annual Report on Form 10-K on our website at www.geron.com as well as www.proxyvote.com.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published by Geron in a Current Report on Form 8-K, filed with the SEC, that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.

Who is paying for this proxy solicitation?

We will pay the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. In addition, we may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by mail, telephone or other electronic means, or in person, by our directors, officers, or other regular employees, or at our request, by Alliance Advisors, LLC. No additional compensation will be paid to directors, officers or other regular employees for such services, but Alliance Advisors will be paid its customary fee, estimated to be $6,000, to render solicitation services.

When are stockholder proposals due for next year’s Annual Meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by December 5, 2016, to our Corporate Secretary at Geron Corporation, 149 Commonwealth Drive, Suite 2070, Menlo Park, California, 94025, and must comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). However, if our 2017 Annual Meeting of Stockholders is not held between April 17, 2017 and June 16, 2017, then the deadline will be a reasonable time prior to the time we begin to print and send our proxy materials.

If you wish to bring a proposal before the stockholders or nominate a director at the 2017 Annual Meeting of Stockholders, but you are not requesting that your proposal or nomination be included in next year’s proxy materials, you must notify our Corporate Secretary, in writing, not earlier than the close of business on January 17, 2017 and not later than the close of business on February 16, 2017. However, if our 2017 Annual Meeting of Stockholders is not held between April 17, 2017 and July 16, 2017, then the deadline will be the 90th day prior to the 2017 Annual Meeting or, if later, the 10th day following the day on which public disclosure of the date of the 2017 Annual Meeting of Stockholders was first made. We also advise you to review Geron’s Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations. The chairman of the 2017 Annual Meeting of Stockholders may determine, if the facts warrant, that a matter has not been properly brought before the meeting and, therefore, may not be considered at the meeting. Stockholders interested in submitting a proposal are advised to contact knowledgeable counsel with regard to the detailed requirements of the applicable securities laws. The submission of a stockholder proposal does not guarantee that it will be included in our proxy statement. For additional discussion, refer to the section entitled “Stockholder Nominations and Proposals for 2017 Annual Meeting”.

What is householding and how does it affect me?

Some brokers and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of this Proxy Statement and 2015 Annual Report on Form 10-K or the Notice may have been sent to multiple stockholders in a stockholder’s household. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive separate copies of the proxy statement, annual report or the notice of internet availability of proxy materials, please notify your broker or our Investor Relations department. We will promptly deliver copies of the Proxy Statement and our 2015 Annual Report on Form 10-K or the Notice to any stockholder who contacts our Investor Relations department at (650) 473-7765 or by mail addressed to Investor Relations, Geron Corporation, 149 Commonwealth Drive, Suite 2070, Menlo Park, California 94025, requesting such copies. If a stockholder is receiving multiple copies of the proxy statement and annual report at the stockholder’s household and would like to receive a single copy of the proxy statement and annual report for a stockholder’s household in the future, stockholders should contact their broker, other nominee record holder, or our Investor Relations department to request mailing of a single copy of the proxy statement and annual report.

MATTERS TO BE CONSIDERED AT THE 2016 ANNUAL MEETING

PROPOSAL 1

ELECTION OF DIRECTORS

Board Structure

Our Board currently consists of seven members, six of whom are “independent,” as that term is defined by NASDAQ Rule 5605(a)(2). Our Bylaws provide for the classification of the Board into three classes, as nearly equal in number as possible, with staggered terms of office. Our Bylaws also provide that upon expiration of the term of office for a class of directors, nominees for such class will be elected for a term of three years or until their successors are duly elected and qualified.

The term of office of the Class II directors, Hoyoung Huh, M.D., Ph.D., and Daniel M. Bradbury, will expire at the Annual Meeting in May 2016. Proxies may only be voted for the two Class II directors nominated for election at the Annual Meeting. The Class III directors, Karin Eastham, V. Bryan Lawlis, Ph.D., and Susan M. Molineaux, Ph.D., have one year remaining on their terms of office. The Class I directors, John A. Scarlett, M.D., and Robert J. Spiegel, M.D., FACP, have two years remaining on their terms of office.

NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS
For a Three Year Term Expiring at the
2019 Annual Meeting

The Board has selected two nominees for Class II directors, both of whom are currently directors of Geron and were previously elected by the stockholders.

Set forth below is a brief biography of each nominee for Class II director, including their ages, the periods during which they have served as a director of Geron, and information furnished by them as to principal occupations and public company directorships held by them. The biographies below also include a discussion of the specific experience, qualifications, attributes or skills of each nominee that led the Nominating and Corporate Governance Committee and the Board to conclude, as of the date of this Proxy Statement, that each nominee for Class II director should continue to serve as a director. Each person nominated for election has consented to being named as a nominee in this proxy statement and has agreed to serve if elected, and the Board has no reason to believe that any nominee will be unable to serve.

Class II Director Nominees (Term Expiring at the 2019 Annual Meeting)

Name	Age	Principal Occupation
Hoyoung Huh, M.D., Ph.D.	46	Independent Director
Daniel M. Bradbury	54	Independent Director

Hoyoung Huh, M.D., Ph.D., has been the Chairman of the Board since September 2011, served as our interim Executive Chairman from February 2011 to September 2011, and has served as a director of Geron since May 2010. He is also Chairman of the board of directors of CytomX Therapeutics, Inc., an emerging medical technology company and a director of AntriaBio, Inc., a biopharmaceutical company focused on developing therapies for diabetes. Additionally, Dr. Huh serves on the boards of directors of several privately-held companies. Dr. Huh served as a director of ADDEX Pharmaceuticals, a pharmaceutical discovery and development company, from May 2011 to May 2014; as Chairman of the board of directors and Chief Executive Officer of BiPar Sciences, Inc., a wholly-owned subsidiary of Sanofi-Aventis, a global pharmaceutical company, from February 2008 to December 2011; as a director of Facet Biotech, a wholly-owned subsidiary of Abbott, a global, broad-based health care company, from September 2009 to April 2010; and as a director of Nektar Therapeutics, a clinical-stage biopharmaceutical company, from February 2008 to May 2009. Dr. Huh has held several senior management positions in the biopharmaceutical industry, including President and Chief Executive Officer at BiPar and Chief Operating Officer and Senior Vice President of Business Development and Marketing at Nektar. Prior to Nektar, Dr. Huh was a partner at McKinsey & Company, a global management consulting firm, where he was in the biotechnology and biopharmaceutical sectors. Prior to McKinsey, he held positions as a physician and researcher at Cornell University Medical College and Sloan-Kettering Cancer Center. Dr. Huh holds an A.B. in biochemistry from Dartmouth College and an M.D. and Ph.D. in genetics and cell biology from Cornell University Medical College and Sloan-Kettering Institute.

The Board believes Dr. Huh’s management and operational experience as President and Chief Executive Officer of BiPar Sciences and Chief Operating Officer of Nektar Therapeutics, his significant expertise with implementing strategic and line management initiatives from McKinsey and his knowledge of biotechnology and pharmaceutical collaborations, qualifies Dr. Huh to be nominated as a director and serve as Chairman of the Board.

Daniel M. Bradbury has served as a director of Geron since September 2012. He also serves as a member of the boards of directors of Illumina, Inc., a manufacturer of life science tools and reagents; Corcept Therapeutics, a company focused on the discovery and development of drugs that regulate the effects of cortisol; Biocon Ltd., a company focused on reducing therapy costs of chronic diseases like diabetes, cancer and autoimmune diseases; and Syngene International Ltd., a contract research and manufacturing organization focused on providing multidisciplinary skills in chemistry and biology services, as well as being a member of the board of trustees of the Keck Graduate Institute. Mr. Bradbury also served on the board of directors of BioMed Realty Trust, Inc., a real estate investment trust focused on providing real estate to the life science industry, from January 2013 to January 2016. He also serves on the University of California San Diego, Rady School of Management’s Advisory Council, Investor Growth Capital Advisory Board and the BioMed Ventures Advisory Committee. Mr. Bradbury held several senior positions at Amylin Pharmaceuticals, Inc., a biopharmaceutical company focused on diabetes and metabolic disorders, including Chief Executive Officer from March 2007 until its acquisition by Bristol-Myers Squibb Company in August 2012. In addition, Mr. Bradbury served as a member of the board of directors of Amylin from June 2006 until August 2012. Prior to joining Amylin, he spent ten years at SmithKline Beecham Pharmaceuticals, a pharmaceutical company, holding a number of sales and marketing positions. He received a Bachelor of Pharmacy from Nottingham University and a Diploma in Management Studies from Harrow and Ealing Colleges of Higher Education in the United Kingdom.

The Board believes that Mr. Bradbury’s extensive experience in the biopharmaceutical industry, together with his experience in the research, development and commercialization of pharmaceutical drug products, qualifies Mr. Bradbury to be nominated as a director.

Vote Required and Board Recommendation

Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy at the meeting. The two nominees receiving the highest number of “FOR” votes properly cast in person or by proxy at the meeting will be elected as a Class II director of Geron. The election of directors is a non-routine matter on which a broker or other nominee is not empowered to vote. Accordingly, if the beneficial owner does not give a broker specific instructions, the beneficially owned shares may not be voted on this proposal and will not be counted in determining the number of shares necessary for election. Broker non-votes will not have any effect on the outcome of this proposal. In tabulating the voting results for the election of directors, only “FOR” and “WITHHOLD” votes are counted. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as our Nominating and Corporate Governance Committee and Board may propose.

Although the election of directors at the Annual Meeting is uncontested and directors are elected by a plurality of votes cast, and we therefore expect that each of the named nominees for director will be elected at the Annual Meeting, under our Corporate Governance Guidelines, any nominee for director is required to submit an offer of resignation for consideration by the Nominating and Corporate Governance Committee if such nominee for director (in an uncontested election) receives a greater number of “WITHHOLD” votes from his or her election than votes “FOR” such election. In such case, the Nominating and Corporate Governance Committee will then consider all of the relevant facts and circumstances and recommend to the Board the action to be taken with respect to such offer of resignation. For more information on this policy see the section entitled “Corporate Governance Matters – Corporate Governance Guidelines”.

The Board of Directors Unanimously Recommends That Stockholders
Vote FOR the Election of Each Nominee to the Board of Directors

MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE

Set forth below is a brief biography of each continuing director composing the remainder of the Board with terms expiring as shown, including their ages, the periods during which they have served as a director of Geron, and information furnished by them as to principal occupations and public company directorships held by them. The biographies below also include a discussion of the specific experience, qualifications, attributes or skills of each continuing director that led the Nominating and Corporate Governance Committee and the Board to conclude, as of the date of this Proxy Statement, that the applicable director should continue to serve as a director.

Class III Directors (Term Expiring at the 2017 Annual Meeting)

Name	Age	Principal Occupation
Karin Eastham	66	Independent Director
V. Bryan Lawlis, Ph.D.	64	President and Chief Executive Officer, Itero Biopharmaceuticals LLC
Susan M. Molineaux, Ph.D.	62	President and Chief Executive Officer, Calithera Biosciences, Inc.

Karin Eastham has served as a director of Geron since March 2009. Ms. Eastham also serves as a director for MorphoSys AG, a Frankfurt Stock Exchange-listed biotechnology company; Illumina, Inc., a manufacturer of life science tools and reagents; and Veracyte, Inc., a molecular diagnostics company. Ms. Eastham also served as a director of Trius Therapeutics, Inc., a biopharmaceutical company, from 2009 until its sale in 2013; Amylin Pharmaceuticals, Inc., a biopharmaceutical company focused on diabetes and metabolic disorders, from 2005 until its sale in 2012; and Genoptix, Inc., a provider of specialized laboratory services, from 2008 until its sale in 2011. Ms. Eastham has held several senior management positions in finance in the biopharmaceutical industry, including with the Burnham Institute for Medical Research, a non-profit corporation engaged in basic biomedical research; Diversa Corporation, a biotechnology company; CombiChem, Inc., a computational chemistry company; Cytel Corporation, a biopharmaceutical company; and Boehringer Mannheim Corporation, a biopharmaceutical company. Ms. Eastham holds a B.S. and an M.B.A. from Indiana University and is a Certified Public Accountant.

The Board believes Ms. Eastham’s understanding of biotechnology companies combined with her business leadership and financial experience, her contributions to the Board’s understanding of corporate governance and strategy for life science companies through her experience as a director in the biopharmaceutical industry and her extensive senior management experience in the biopharmaceutical industry, particularly in key corporate finance and accounting positions, qualifies Ms. Eastham to serve as a director.

V. Bryan Lawlis, Ph.D., has served as a director of Geron since March 2012. He currently serves as a director for BioMarin Pharmaceuticals, Inc., a biopharmaceutical company specializing in rare genetic diseases; Coherus Biosciences, Inc., a biologics platform company specializing in biosimilars; and at several privately-held biotechnology companies. From August 2013 to September 2014, Dr. Lawlis served as a director for KaloBios Pharmaceuticals, Inc., a biopharmaceutical company specializing in customized antibodies for the treatment of human disease. Dr. Lawlis is also the President and Chief Executive Officer of Itero Biopharmaceuticals LLC, a privately-held, early stage biopharmaceutical company that he co-founded in 2006, and serves as an advisor to Phoenix Venture Partners, a venture capital firm specializing in manufacturing technologies. Dr. Lawlis has held several senior management positions in the biopharmaceutical industry, including President and Chief Executive Officer of Aradigm Corporation, a specialty drug company focused on drug delivery technologies, and President and Chief Executive Officer of Covance Biotechnology Services, a contract biopharmaceutical manufacturing operation, which he co-founded. Dr. Lawlis holds a B.A. in microbiology from the University of Texas at Austin and a Ph.D. in biochemistry from Washington State University.

The Board believes Dr. Lawlis’ extensive experience in manufacturing biotechnology and other pharmaceutical products, research and development of drug products and managing and conducting clinical trials and drug regulatory processes, qualifies Dr. Lawlis to serve as a director.

Susan M. Molineaux, Ph.D., has served as a director of Geron since September 2012. She has been Chief Executive Officer and President of Calithera Biosciences, Inc., a biotechnology company developing oncology therapeutics, since co-founding the company in June 2010. She also serves as a member of the board of directors of Theravance Biopharma, Inc., a biopharmaceutical company, since April 2015. Prior to Calithera, Dr. Molineaux co-founded Proteolix, Inc., a privately-held oncology-oriented biopharmaceutical company, where she served as Chief Scientific Officer from December 2003 until December 2005 and from February 2009 until November 2009, and as President and Chief Executive Officer from January 2006 until February 2009, until the company’s acquisition by Onyx Pharmaceuticals, Inc., a global oncology-oriented biopharmaceutical company, in November 2009. Previously, Dr. Molineaux held several senior management positions in the biopharmaceutical industry, including Vice President of Biology at Rigel Pharmaceuticals, Inc., a biopharmaceutical company focused on inflammatory and autoimmune diseases; Vice President of Biology at Praelux, Inc.; and Vice President of Drug Development at Praecis Pharmaceuticals, Inc., an oncology-focused biopharmaceutical company. Dr. Molineaux holds a B.S. in biology from Smith College, a Ph.D. in molecular biology from Johns Hopkins University, and completed a postdoctoral fellowship at Columbia University. She currently is a member of the board of directors of We Teach Science, a San Francisco Bay Area mentoring program for students in math and science.

The Board believes Dr. Molineaux’s extensive experience in pharmaceutical and oncology drug development, and her expertise in managing and conducting clinical trials, qualifies Dr. Molineaux to serve as a director.

Class I Directors (Term Expiring at the 2018 Annual Meeting)

Name	Age	Principal Occupation/Position with the Company
John A. Scarlett, M.D.	65	President and Chief Executive Officer
Robert J. Spiegel, M.D., FACP	66	Chief Medical Officer, PTC Therapeutics, Inc.

John A. Scarlett, M.D., has served as our Chief Executive Officer and a director since joining Geron in September 2011 and President since January 2012. Dr. Scarlett also serves as a director for Chiasma, Inc., a biopharmaceutical company focused on transforming injectable drugs into oral medications, since February 2015. Prior to joining Geron, Dr. Scarlett served as President, Chief Executive Officer and a member of the board of directors of Proteolix, Inc., a privately-held, oncology-oriented biopharmaceutical company, from February

2009 until its acquisition by Onyx Pharmaceuticals, Inc., an oncology-oriented biopharmaceutical company, in November 2009. From February 2002 until its acquisition by Ipsen, S.A. in October 2008, Dr. Scarlett served as the Chief Executive Officer and a member of the board of directors of Tercica, Inc., an endocrinology-oriented biopharmaceutical company, and also as its President from February 2002 through February 2007. From March 1993 to May 2001, Dr. Scarlett served as President and Chief Executive Officer of Sensus Drug Development Corporation. In 1995, he co-founded Covance Biotechnology Services, Inc., a contract biopharmaceutical manufacturing operation, and served as a member of its board of directors from inception to 2000. From 1991 to 1993, Dr. Scarlett headed the North American Clinical Development Center and served as Senior Vice President of Medical and Scientific Affairs at Novo Nordisk Pharmaceuticals, Inc., a wholly-owned subsidiary of Novo Nordisk A/S. Dr. Scarlett received his B.A. degree in chemistry from Earlham College and his M.D. from the University of Chicago, Pritzker School of Medicine.

As the only management representative on the Board, Dr. Scarlett brings management’s perspective to board discussions about Geron’s business and strategic direction. In addition, the Board believes Dr. Scarlett’s medical background and extensive drug development experience, which provides substantial understanding of potential clinical product opportunities, qualifies Dr. Scarlett to serve as a director.

Robert J. Spiegel, M.D., FACP, has served as a director of Geron since May 2010. Dr. Spiegel currently serves as Chief Medical Officer of PTC Therapeutics, Inc., a biopharmaceutical company focused on discovering and developing treatments for rare and neglected disorders; as an Associate Fellow at the University of Pennsylvania Center for Bioethics; and as an Associate Professor at the Weill Cornell Medical School. He is also a director of Edge Therapeutics, Inc., a biopharmaceutical company; Sucampo Pharmaceuticals, Inc., a biopharmaceutical company; and Avior Computing Corporation, a governance risk and compliance process technology company. He served as a director for the Cancer Institute of New Jersey from 1999 to 2009 and as a director of Cancer Care New Jersey from 1995 to 2011. After 26 years with the Schering-Plough Corporation (now Merck & Co.), a global healthcare company, Dr. Spiegel retired in 2009 as Chief Medical Officer and Senior Vice President of the Schering-Plough Research Institute, the pharmaceutical research arm of the Schering-Plough Corporation. His career at Schering-Plough involved various positions, including Director of clinical research for oncology, Vice President of clinical research, and Senior Vice President of worldwide clinical research. Following a residency in internal medicine, Dr. Spiegel completed a fellowship in medical oncology at the National Cancer Institute, and from 1981 to 1999 he held academic positions at the National Cancer Institute and New York University Cancer Center. Dr. Spiegel holds a B.A. from Yale University and an M.D. from the University of Pennsylvania.

The Board believes Dr. Spiegel’s extensive medical experience developing oncology products, his deep understanding of pharmaceutical research and development and broad expertise in gaining regulatory approval for drug candidates, enhances the Board’s ability to critically assess the progress and potential of imetelstat, and qualifies Dr. Spiegel to serve as a director.

CORPORATE GOVERNANCE MATTERS

We have an ongoing commitment to excellence in corporate governance and business practices. In furtherance of this commitment, we regularly monitor developments in the area of corporate governance and review our processes, policies and procedures in light of such developments. We comply with the rules and regulations promulgated by the SEC and NASDAQ, and implement additional corporate governance practices that we believe are in the best interest of Geron and our stockholders.

Corporate Governance Guidelines

Our Board has adopted Corporate Governance Guidelines that set forth key principles to guide the Board in their exercise of responsibilities and serve the interests of Geron and our stockholders. Our Corporate Governance Guidelines include provisions whereby any nominee for director shall submit an offer of resignation for consideration by the Nominating and Corporate Governance Committee of the Board, if such nominee for director in an uncontested election receives a greater number of “WITHHOLD” votes from his or her election than votes “FOR” such election. The Nominating and Corporate Governance Committee would then consider all of the relevant facts and circumstances and recommend to the Board the action to be taken with respect to such offer of resignation. Promptly following the Board’s decision, we would disclose that decision and an explanation of such decision in a filing with the SEC or a press release. The current form of the Corporate Governance Guidelines can be found on the Corporate Governance page under the Investor Relations section of our website at www.geron.com. In addition, these guidelines are available in print to any stockholder who requests a copy. Please direct all requests to our Corporate Secretary, Geron Corporation, 149 Commonwealth Drive, Suite 2070, Menlo Park, California 94025. In accordance with these guidelines, a member of our Board may serve as a director of another company only to the extent such position does not conflict or interfere with such person’s service as a director of Geron.

Board Independence

In accordance with NASDAQ listing standards and Geron’s Corporate Governance Guidelines, our Board has affirmatively determined that all nominees for election at the Annual Meeting and all current and continuing directors, other than Dr. Scarlett, are independent under NASDAQ listing standards. The Board consults with our counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of NASDAQ, as in effect from time-to-time.

One class of the Board is elected annually, and each class of directors stands for election every three years. Our Board is comprised of seven directors, one of whom is an executive officer and six of whom were affirmatively determined by the Board to be independent, meeting the objective requirements set forth by the SEC and NASDAQ, and having no relationship, direct or indirect, to Geron other than as stockholders or through their service on the Board.

Board Leadership Structure

The Board has an independent Chair, Dr. Huh, who has authority, among other things, to call and preside over Board meetings, including meetings of the independent directors, to set meeting agendas and to determine materials to be distributed to the Board. Accordingly, the Board Chair has substantial ability to shape the work of the Board. We believe that separation of the positions of Board Chair and Chief Executive Officer reinforces the independence of the Board in its oversight of the business and affairs of Geron. As a result, we believe that having an independent Board Chair enhances the effectiveness of the Board as a whole. In addition, we believe that having an independent Board Chair creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the Board to monitor whether management’s actions are in the best interests of Geron and our stockholders.

The Board regularly meets in executive sessions without the presence of the non-independent director or management.

Board’s Role in Risk Oversight

Geron is subject to a variety of risks, which generally include any undesired event, circumstance or outcome that could affect Geron’s ability to achieve its objectives or adversely impact Geron’s business, operations or financial condition. Some risks may be readily perceived and even quantified, while others are unexpected or unforeseeable. Risks can be external, such as those arising from the macroeconomic or industry environment, government policies or regulations, competitors’ activities or natural disasters. Alternatively, risks can arise as a result of our business or financial activities.

The Board and Geron’s management team work together to manage Geron’s risks. It is management’s responsibility to manage risk and bring to the Board’s attention the material risks to the Company. The Board has an active role in overseeing management of the Company’s risks. The Board regularly reviews information regarding our credit, liquidity and operations, as well as the risks associated with each. In addition, our Corporate Governance Guidelines specify that each of our Board committees oversees the risks within its areas of responsibilities. While each committee is responsible for evaluating certain risks and overseeing the management of such risks within its respective oversight area, the entire Board is regularly informed through committee reports about such risks.

The Compensation Committee of the Board is responsible for overseeing the management of risks relating to Geron’s employment policies and executive compensation plans and arrangements. In connection with the structuring of the compensation elements for executive officers, the Compensation Committee, together with the Board, considers whether such programs, individually or in the aggregate, encourage executive officers to take unnecessary risks.

The Audit Committee of the Board oversees management of financial risks. In addition to fulfilling its responsibilities for the oversight of our financial reporting processes and annual audit of Geron’s financial statements, the Audit Committee also reviews with the independent auditors and the Company’s management the adequacy and effectiveness of our policies and procedures to assess, monitor and manage fraud risk and Geron’s ethical compliance program. The Audit Committee takes the appropriate actions to set the best practices and highest standards for quality financial reporting, sound business risk practices and ethical behavior.

The Nominating and Corporate Governance Committee of the Board manages Geron’s corporate governance practices, including certain risks that those practices are intended to address. In addition, the Nominating and Corporate Governance Committee reviews risks associated with the independence of the Board, potential conflicts of interest and risks relating to management and Board succession planning.

Board Committees and Meetings

It is Geron’s policy to encourage directors to attend annual meetings of stockholders. All of our current directors attended our 2015 Annual Meeting. During the fiscal year ended December 31, 2015, the Board held seven meetings. The Board has an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. During the fiscal year ended December 31, 2015, each of the directors attended at least 86% of the aggregate number of meetings of the Board and the committees on which the director served during the portion of the last fiscal year for which he or she was a director or committee member.

Audit Committee

The Audit Committee, which is comprised of Ms. Eastham, Mr. Bradbury and Dr. Lawlis, met nine times in 2015. All of the members of the Audit Committee are, “independent” as required by NASDAQ Rule 5605(c)(2)(A). The Board has determined that all of the members of the Audit Committee are financially literate and that two members of the Audit Committee, Ms. Eastham and Mr. Bradbury, have accounting and financial management expertise that qualifies each as an “Audit Committee Financial Expert,” as such term is defined in Item 407(d)(5) of Regulation S-K promulgated by the SEC. The Audit Committee’s responsibilities include: (i) sole authority to select, oversee and replace Geron’s independent registered public accounting firm and pre-approve any fees paid to such firm, (ii) consulting with the independent auditors with regard to the plan and scope of the annual audit of financial statements, (iii) reviewing, in consultation with the independent auditors, their report of the audit or proposed report of the audit, and the accompanying management letter, if any, and (iv) consulting with the independent auditors and management with regard to the adequacy of Geron’s internal controls. The Audit Committee operates under a written charter that satisfies the applicable standards of the SEC and NASDAQ. A copy of the Audit Committee charter is available on our website at www.geron.com. See more information about the Audit Committee in the section entitled “Audit Committee Report”.

Compensation Committee

The Compensation Committee, which met eight times in 2015, was comprised of Drs. Hofstaetter, Lawlis and Spiegel, until Dr. Hofstaetter’s retirement from the Board and the Compensation Committee on the date of our Annual Meeting in May 2015. The Board appointed Ms. Eastham to the Compensation Committee as of the date of our Annual Meeting in May 2015, thereafter our Compensation Committee has been comprised of Drs. Lawlis and Spiegel and Ms. Eastham. All of the current members of the Compensation Committee are, and Dr. Hofstaetter was, “independent” as required by NASDAQ Rules 5605(a)(2) and 5605(d)(2). In determining whether Drs. Lawlis and Spiegel and Ms. Eastham are, and Dr. Hofstaetter was, independent within the meaning of NASDAQ Rules pertaining to membership of the Compensation Committee, our Board determined, based on its consideration of factors specifically relevant to determining whether any such director has a relationship to us that is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, that no member of the Compensation Committee has a relationship that would impair that member’s ability to make independent judgments about our executive compensation.

The Compensation Committee’s responsibilities include making recommendations concerning compensation of executive officers, administering Geron’s incentive compensation and benefit plans, and performing such other functions regarding compensation as the Board may delegate. In addition, the Compensation Committee has authority to administer the 2011 Incentive Award Plan (the “2011 Plan”) and the 2014 Employee Stock Purchase Plan. The Compensation Committee operates under a written charter that satisfies the applicable standards of NASDAQ. A copy of the Compensation Committee charter is available on our website at www.geron.com.

Under its charter, the Compensation Committee has the sole authority, as it deems appropriate, to retain and/or replace, at Geron’s expense, as needed, any independent counsel, compensation and benefits consultants and other outside experts or advisors as the Compensation Committee believes to be necessary or appropriate. In this regard, the Compensation Committee has engaged Radford, an Aon Hewitt Company (“Radford”), since December 2011 as a compensation consultant to evaluate non-employee director and executive compensation in comparison to industry peers. For information regarding the Compensation Committee’s processes and procedures for the consideration and determination of executive compensation, including the role of Radford and our Chief Executive Officer in the determination of executive compensation, see the section entitled “Compensation Discussion and Analysis – Role of the Compensation Committee”. With respect to director compensation matters, our Board determines and sets non-employee director compensation. Our compensation arrangements for our non-employee directors, including Radford’s role with respect to such arrangements for 2015, are described under the section entitled “Compensation of Directors.” The charter of the Compensation Committee allows it to delegate responsibilities to a subcommittee of the Compensation Committee, but only to the extent consistent with our certificate of incorporation, Bylaws, NASDAQ rules and Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

Compensation Committee Interlocks and Insider Participation

Drs. Lawlis and Spiegel served on the Compensation Committee for the entire fiscal year ended December 31, 2015, and Dr. Hofstaetter served on the Compensation Committee until his retirement from the Board and the Compensation Committee on the date of our Annual Meeting in May 2015. Since the date of our Annual Meeting in May 2015, Ms. Eastham has served on our Compensation Committee with Drs. Lawlis and Spiegel. Not one of Drs. Hofstaetter, Lawlis or Spiegel, nor Ms. Eastham, is a former or current officer or employee of Geron. None of our executive officers serves as a member of a compensation committee of any entity that has one or more executive officers serving as a member of our Board or Compensation Committee.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee’s responsibilities include developing, reviewing and recommending to the Board corporate governance guidelines and principles applicable to Geron, making recommendations to the Board for candidates to be nominated for election or re-election as a director by the stockholders or by the Board and the corporate governance functions described in the Nominating and Corporate Governance Committee’s charter. Until the date of our annual meeting in May 2015, the members of the Nominating and Corporate Governance Committee were Ms. Eastham and Drs. Molineaux and Huh. On the date of our annual meeting in 2015, the Board appointed Ms. Eastham to our Compensation Committee, and Mr. Bradbury was appointed by the Board to replace Ms. Eastham on our Nominating and Corporate Governance Committee. The current members of the Nominating and Corporate Governance Committee are, and during her tenure on the Nominating and Corporate Governance Committee Ms. Eastham was, “independent” as defined in NASDAQ Rule 5605(a)(2). The Nominating and Corporate Governance Committee met on four occasions during 2015. The Nominating and Corporate Governance Committee will consider nominees for director nominated by stockholders upon submission in writing to our Corporate Secretary of the names of such nominees in accordance with our Bylaws. Members of the Nominating and Corporate Governance Committee also obtain recommendations for potential directors from their and other Board members’ contacts in our industry, and may from time to time engage a search firm to assist in identifying potential directors. Specific qualifications and the process for recommending director candidates are provided in more detail under the section entitled “Director Nominees Recommended by Stockholders” and “Director Qualifications” below. The Nominating and Corporate Governance Committee will investigate, evaluate and interview, as appropriate, a director candidate with regard to his or her individual characteristics as well as how those characteristics fit with the needs of the Board as a whole. The Nominating and Corporate Governance Committee operates under a written charter that satisfies the applicable standards of NASDAQ. A copy of the Nominating and Corporate Governance Committee charter is available on our website at www.geron.com.

Code of Conduct

In 2003, we adopted a Code of Conduct, which is available in its entirety on the Corporate Governance page in the Investor Relations section of our website at www.geron.com and to any stockholder otherwise requesting a copy. All our employees, officers, and directors, including the Chief Executive Officer and Chief Financial Officer, are required to adhere to the Code of Conduct in discharging their work-related responsibilities. Employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Conduct. Amendments to the Code of Conduct, and any waivers from the Code of Conduct granted to directors or executive officers, will be made available through our website as they are adopted. Accordingly, we intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding an amendment to, or waiver from, a provision of the Code of Conduct by posting such information on our website at the website address and location specified above.

In keeping with the Sarbanes-Oxley Act of 2002, the Audit Committee has established procedures for the receipt and handling of complaints received by us regarding accounting, internal accounting controls or auditing matters. Contact information for the Chairperson of the Audit Committee has been distributed to all employees to allow for the confidential, anonymous submission by our employees of concerns regarding accounting or auditing matters.

Communications with the Board

Stockholders wishing to communicate with the Board, or with a specific Board member, may do so by writing to the Board, or to the particular Board member, and delivering the communication in person or mailing it to: Board of Directors, c/o Stephen N. Rosenfield, Corporate Secretary, Geron Corporation, 149 Commonwealth Drive, Suite 2070, Menlo Park, CA 94025. All mail addressed in this manner will be delivered to the Chair or Chairs of the Committees with responsibilities touching most closely on the matters addressed in the communication. From time-to-time, the Board may change the process by which stockholders may communicate with the Board or its members. Please refer to our website for any changes to this process.

COMPENSATION OF DIRECTORS

Cash Compensation

Since March 2014, our compensation arrangements for our non-employee directors have been set forth in our Non-Employee Director Compensation Policy (the “Director Compensation Policy”). The Director Compensation Policy outlines cash and equity compensation automatically payable to non-employee members of the Board, unless such non-employee director declines receipt of such cash or equity compensation by written notice to us. The following table describes the 2015 annual cash compensation applicable to each role performed by non-employee directors in 2015:

	Base	Additional
Role	Retainer	Retainer
Board member	$42,500	N/A
Chairman of the Board	N/A	$30,000
Audit Committee Chair(1)	N/A	$25,000
Compensation Committee Chair(1)	N/A	$15,000
Nominating and Corporate Governance Committee Chair(1)	N/A	$10,000
Audit Committee member	N/A	$12,500
Compensation Committee member	N/A	$7,500
Nominating and Corporate Governance Committee member	N/A	$5,000
____________________

(1)	Committee Chair does not also receive additional Committee member compensation.

In 2015, the annual non-employee director cash compensation was paid quarterly in arrears in cash, or, at each director’s election, in fully vested shares of our Common Stock issued under the 2011 Plan based on the closing price of our Common Stock as reported by the NASDAQ Global Select Market on the date retainers would have otherwise been paid.

Additionally, under the Director Compensation Policy, non-employee directors are eligible to receive equity grants, as more fully described below under the sub-section entitled “Equity Compensation.” Non-employee directors also receive reimbursement for out-of-pocket expenses incurred in connection with attendance at meetings of the Board.

Director Compensation Table

The following table provides compensation information for the fiscal year ended December 31, 2015 (“fiscal 2015”), for each non-employee member of the Board who served in such capacity during fiscal 2015. Dr. Scarlett does not receive any compensation for his Board service.

	Fees
	Earned
	or Paid		Option
	in Cash		Awards	Total
Director	($)		($)(1)	($)
Bradbury, Daniel	$58,091		$96,229	$154,320
Eastham, Karin	$74,045		$96,229	$170,274
Hofstaetter, Thomas(2)	$19,093		$—	$19,093
Huh, Hoyoung	$77,500		$96,229	$173,729
Lawlis, V. Bryan	$62,500		$96,229	$158,729
Molineaux, Susan	$52,500	(3)	$96,229	$148,729
Spiegel, Robert	$57,500		$96,229	$153,729
____________________

(1)	Amounts represent the aggregate grant date fair value of stock option awards granted during the fiscal year ended December 31, 2015 as calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or FASB ASC Topic 718. For additional information, refer to

Note 8 of the financial statements in our Annual Report on Form 10-K for the year ended December 31, 2015 regarding assumptions underlying the valuation of stock option awards and the calculation method. Please see the section entitled “Outstanding Equity Awards at Fiscal Year-End for Non-Employee Directors” for information regarding the aggregate number of stock option awards held by the non-employee members of the Board at December 31, 2015.

(2)	Dr. Hofstaetter retired from the Board in May 2015.

(3)	Represents fees paid in stock in lieu of cash through the issuance of an aggregate 14,015 shares of Geron Common Stock under the 2011 Plan.

Equity Compensation

Terms of Awards

Pursuant to the Director Compensation Policy, each of our non-employee directors is eligible for stock option grants on an annual basis and, for each person who first becomes a non-employee director, an initial stock option grant. Non-employee director stock options under the Director Compensation Policy are granted pursuant to the 2011 Plan.

Initial Grants. Each person who becomes a non-employee director, whether by election by Geron’s stockholders or by appointment by the Board to fill a vacancy, will automatically be granted an option to purchase 100,000 shares of Common Stock on the date such person first becomes a non-employee director (the “Initial Grant”). The Initial Grant will vest annually over three years upon each anniversary of the date of appointment to the Board.

Annual Grants. On the date of each annual meeting of our stockholders, each non-employee director (other than any director receiving an Initial Grant on the date of such annual meeting) who is then serving as a non-employee director and who will continue as a non-employee director following the date of such annual meeting will automatically be granted an option to purchase 50,000 shares of Common Stock (the “Annual Grant”). The Annual Grant will vest in full on the earlier of: (i) the date of the next annual meeting of our stockholders or (ii) the first anniversary of the date of grant, subject to the non-employee director’s continuous service. During 2015, the number of shares of Common Stock subject to annual option grants was 35,000; accordingly, each non-employee director, other than Dr. Hofstaetter, received an annual option grant to purchase 35,000 shares of Common Stock on the date of our 2015 Annual Meeting of Stockholders. In February 2016, the Director Compensation Policy was amended to increase the size of the Initial and Annual Grants, as explained below.

Exercise Price and Term of Options. The exercise price of all options granted under the 2011 Plan is equal to the fair market value of a share of our Common Stock as reported by the NASDAQ Global Select Market on the date of grant of the option. Options granted under the 2011 Plan have a term of ten years from the date of grant, unless terminated earlier.

Exercise Period Post-Termination. The options issued pursuant to the 2011 Plan remain exercisable until the earlier of the original expiration date of the option or 36 months following the optionee’s termination of service as our director, unless such termination is a result of death or permanent and total disability, in which case the options (both those already exercisable and those that would have become exercisable had the director remained on the Board for up to an additional 36 months) remain exercisable until the earlier of the original expiration date of the option or for up to a 36 month period following the optionee’s termination of service.

The 2011 Plan allows for grants of discretionary restricted stock awards. In prior years, directors have also received grants of performance-based restricted stock awards under our 2006 Directors’ Stock Option Plan (the “2006 Directors’ Plan”), which plan terminated in March 2014. No restricted stock awards were granted under the 2011 Plan in 2015.

In February 2016, Radford conducted a review of non-employee director compensation in comparison to an industry peer group for 2016 that was selected based upon Geron’s current market capitalization, revenue, stage of development and size of company. Based on this review, and Radford’s recommendation, the Board approved an amendment to the Director Compensation Policy to increase the size of the Initial Grant described above from 70,000 to 100,000 shares of Common Stock and the size of the Annual Grant from 35,000 to 50,000 shares of Common Stock, effective February 11, 2016.

Effect of Certain Corporate Events

2011 Plan. As set forth in each option agreement under the 2011 Plan, the vesting for each Initial Grant and Annual Grant will accelerate in full in the event of a Change in Control of Geron (as defined in the 2011 Plan and described below under the section entitled “Compensation Discussion and Analysis – Severance and Change in Control Benefits – Equity Plans”).

2006 Directors’ Plan. Prior to March 2014, equity awards were granted under the 2006 Directors’ Plan. Under the 2006 Directors’ Plan, in the event of the dissolution or liquidation of the Company, a sale of all or substantially all of the assets of the Company, the merger or consolidation of the Company with or into another corporation in which the Company is not the surviving corporation or any other capital reorganization in which more than 50% of the shares of the Company entitled to vote are exchanged, each non-employee director shall have a reasonable time within which to exercise the option, including any part of the option that would not otherwise be exercisable, prior to the effectiveness of such dissolution, liquidation, sale, merger or reorganization, at the end of which time the option shall terminate. In addition, except as otherwise provided in an award agreement, unvested shares subject to awards of restricted stock and restricted stock units will become fully vested immediately prior to the date of such dissolution, liquidation, sale, merger, consolidation or reorganization.

Option Grants to Non-Employee Directors in 2015

The following table sets forth the following information with respect to non-employee directors (seven persons) for the fiscal year ended December 31, 2015: (i) stock options granted under the 2011 Plan; and (ii) the grant date fair value of stock options granted.

			Option Awards
			Granted	Grant Date Fair Value of
	Grant		During 2015	Option Awards Granted
Director	Date		(#)	During 2015 ($)(1)
Bradbury, Daniel	5/18/15	(2)	35,000	$96,229
Eastham, Karin	5/18/15	(2)	35,000	$96,229
Hofstaetter, Thomas(3)	—		—	—
Huh, Hoyoung	5/18/15	(2)	35,000	$96,229
Lawlis, V. Bryan	5/18/15	(2)	35,000	$96,229
Molineaux, Susan	5/18/15	(2)	35,000	$96,229
Spiegel, Robert	5/18/15	(2)	35,000	$96,229
____________________

(1)	Amounts represent the grant date fair value of each stock option granted in 2015 calculated in accordance with FASB ASC Topic 718. For additional information, refer to Note 8 of the financial statements in our Annual Report on Form 10-K for the year ended December 31, 2015 regarding assumptions underlying the valuation of stock option awards and the calculation method.

(2)	Stock option vests on the earlier of: (i) the date of the next Annual Meeting or (ii) the first anniversary of the date of grant of such option, subject to the non-employee director’s continuous service to the Company.

(3)	Dr. Hofstaetter retired from the Board in May 2015.

Outstanding Equity Awards at Fiscal Year-End for Non-Employee Directors

The following table sets forth stock options outstanding for each non-employee director as of December 31, 2015.

	Option Awards Outstanding
	as of December 31, 2015
Director	Exercisable (#)	Unexercisable (#)
Bradbury, Daniel	140,000	35,000
Eastham, Karin	215,500	35,000
Hofstaetter, Thomas(1)	76,375	—
Huh, Hoyoung	297,500	35,000
Lawlis, V. Bryan	175,000	35,000
Molineaux, Susan	140,000	35,000
Spiegel, Robert	175,000	35,000
____________________

(1)	Dr. Hofstaetter retired from the Board in May 2015.

PROPOSAL 2

ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

As required by Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Exchange Act, the Board is requesting stockholders to vote, on a non-binding advisory basis, to approve the compensation paid to Geron’s Named Executive Officers as disclosed in this Proxy Statement in the sections entitled, “Compensation Discussion and Analysis” and “Executive Compensation Tables.” This proposal, commonly known as a “say-on-pay” proposal, gives stockholders the opportunity to express their views on the compensation of Geron’s Named Executive Officers.

The Compensation Committee continually reviews the compensation program for our executive officers, including the Named Executive Officers, to determine whether the compensation program achieves our desired goals of aligning our executive compensation structure with the Company’s stockholders’ interests and current market practices. As part of its ongoing review, the Compensation Committee considered the “say-on-pay” advisory vote from our 2015 Annual Meeting of Stockholders (where approximately 91.3% of the stockholders voting on the advisory proposal supported the proposal). We believe the outcome of the 2015 “say-on-pay” advisory vote reflects our stockholders’ support of our executive compensation approach, specifically the changes we implemented in the past, as discussed below. Accordingly, no design changes were made to the executive compensation program due to the 2015 “say-on-pay” advisory vote. The Compensation Committee values the opinions of our stockholders and will continue to monitor the outcome of future “say-on-pay” proposals, as well as feedback received throughout the year from our stockholders, when making compensation decisions for our executive officers.

In 2013, the Compensation Committee conducted a comprehensive stockholder outreach program, and in response, made several changes to the Company’s executive compensation program. Some of the key changes made to the executive compensation program included: i) implementing a “double-trigger” requirement in order for cash severance to be paid under our Amended Severance Plan; ii) implementing anti-hedging and anti-pledging clauses in our Insider Trading Policy; and iii) amending all executive officer employment agreements to include clawback provisions requiring relinquishment of bonuses in the event an executive officer has engaged in any misconduct or in any act or omission that would constitute cause for termination of employment. In addition, the Compensation Committee continues to ensure that its compensation disclosures describe the relationship between pay and performance by providing strategic context for the corporate goal achievements.

As discussed in detail in the section entitled “Compensation Discussion and Analysis” of this Proxy Statement, Geron’s executive compensation strategy and structure is designed to: i) reward successful execution of business strategy; ii) attract and retain qualified management; and iii) align management and stockholder interests. The Compensation Committee strives to act in the long-term best interests of Geron and our stockholders. As described in the section entitled “Compensation Discussion and Analysis”, the Compensation Committee

structured our 2015 executive compensation program to emphasize pay for performance and to be competitive with the companies with whom we compete for executive talent. The Compensation Committee believes that Geron’s executive compensation program is strongly aligned with the long-term interests of our stockholders. Please read the “Compensation Discussion and Analysis” section of the Proxy Statement for additional details about our executive compensation program, including information about the 2015 compensation of our Named Executive Officers.

Advisory Vote and Board Recommendation

We request stockholder approval of the 2015 compensation of our Named Executive Officers as disclosed in this Proxy Statement pursuant to the SEC’s compensation disclosure rules which disclosure includes the section entitled “Compensation Discussion and Analysis,” and the compensation tables and accompanying narrative disclosures within the section entitled “Executive Compensation Tables” of this Proxy Statement. This vote is not intended to address any specific element of compensation, but rather the overall compensation of our Named Executive Officers and the compensation philosophy, policies and practices described in this Proxy Statement.

Accordingly, the Board recommends that stockholders vote in favor of the following resolution:

“RESOLVED, that the stockholders approve, on a non-binding advisory basis, the compensation paid to Geron’s Named Executive Officers, as disclosed in the Compensation Discussion and Analysis section, the tabular disclosure regarding such compensation and the accompanying narrative disclosure set forth in the Proxy Statement relating to the Company’s 2016 Annual Meeting of Stockholders.”

Approval of the above resolution requires the affirmative vote of the shares present in person or represented by proxy at this meeting. Abstentions will have the same effect as a vote against this proposal, and broker non-votes will have no effect on the outcome of this proposal.

Stockholders are not being asked to approve or disapprove the Board’s recommendation. As this is an advisory vote, the outcome of the vote is non-binding on us with respect to future executive officer compensation decisions, including those related to our Named Executive Officers, or otherwise. However, the Board and the Compensation Committee will review the results of the vote and take them into account when considering future executive officer compensation policies and decisions.

The Board has approved holding a “say-on-pay” advisory vote every year. Unless the Board modifies its policy on the frequency of future “say-on-pay” advisory votes, the next “say-on-pay” advisory vote will be held at the 2017 Annual Meeting of Stockholders. In addition, our stockholders will be able to indicate by advisory vote at the 2017 Annual Meeting of Stockholders their preference as to the frequency of future advisory votes.

The Board of Directors Unanimously Recommends That
Stockholders Vote FOR Proposal 2

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis section presents and discusses executive compensation policies and practices and the compensation decisions relating to the “Named Executive Officers” (as defined below) for the 2015 fiscal year, and includes the following:

●	an executive summary of the compensation program for the Named Executive Officers;
●	an overview of the executive compensation program;
●	the role of the Compensation Committee;
●	a detailed discussion and analysis of the Compensation Committee’s specific decisions about the 2015 compensation for the Named Executive Officers;
●	a description of the employment agreements for the Named Executive Officers; and
●	a summary of the potential severance benefits for the Named Executive Officers in the event of a change in control.

In addition to the historical information contained herein, this Compensation Discussion and Analysis also contains forward-looking statements based on current plans, considerations, expectations and determinations regarding future compensation decisions. The actual compensation program that we adopt in the future may differ materially from the current program summarized in this discussion.

The following executive officers are collectively referred to herein as the Named Executive Officers:

●	Dr. John A. Scarlett, President and Chief Executive Officer;
●	Ms. Olivia K. Bloom, Executive Vice President, Finance, Chief Financial Officer and Treasurer;
●	Ms. Melissa A. Kelly Behrs, Executive Vice President, Business Development and Portfolio & Alliance Management;
●	Dr. Andrew J. Grethlein, Executive Vice President, Development and Technical Operations; and
●	Mr. Stephen N. Rosenfield, Executive Vice President, General Counsel and Corporate Secretary.

Executive Summary

Effect of Prior Year Stockholder Advisory Vote on Executive Compensation

At our 2015 Annual Meeting of Stockholders held in May 2015, we sought an advisory vote from our stockholders regarding the compensation of our named executive officers (commonly referred to as a “say-on-pay” proposal). The 2015 “say-on-pay” proposal was approved, with approximately 91.3% of votes cast supporting the proposal. The Compensation Committee considers the results of the advisory vote as it completes its annual review of each pay element and the compensation packages provided to our Named Executive Officers and other executive officers. The Compensation Committee considered the outcome of the 2015 “say-on–pay” vote and did not make any changes to Geron’s executive compensation program for 2015 as a result of the vote.

Business Highlights that Impacted 2015 Compensation Decisions

In 2015, executive compensation decisions were influenced highly by retention challenges stemming from the significant uncertainty relating to our future, given that we are wholly dependent on the collaboration with Janssen Biotech, Inc. (“Janssen”) to further develop, manufacture and commercialize imetelstat, which was our sole product candidate, and the unknown outcome of our efforts to identify and acquire and/or in-license other oncology products, product candidates, programs or companies to grow and diversify our business. In addition, the previous restructurings we implemented, including an organizational resizing in March 2015, have significantly reduced our personnel resources, which requires that most of the remaining employees, including executive officers, must perform additional and a broader range of responsibilities to ensure achievement of our corporate objectives. Lastly, our compensation program has been designed to effectively compete for qualified biotechnology employees, including executive officers, in local market environment where numerous opportunities are available.

Our corporate goals for 2015 primarily focused on supporting our collaboration with Janssen to facilitate initiation of two imetelstat clinical trials in two hematologic malignancies by Janssen, the search and evaluation process regarding potential assets or companies for us to acquire and/or in-license and maintaining fiscal responsibility. The Compensation Committee and the Board evaluated our key achievements in 2015 and determined that we fully achieved our 2015 corporate goals. The Compensation Committee and the Board also determined that our Named Executive Officers, including our Chief Executive Officer, made crucial contributions towards accomplishment of these corporate goals, as well as successfully leading individual, team, departmental and functional performance and achievements. For details regarding our achievement of corporate goals in 2015, see the section entitled “Compensation Discussion and Analysis – 2015 Corporate Goal Achievement Factor”.

Emphasis on Pay for Performance

We structure a significant portion of our executive officers’ total compensation to be variable, at risk and tied directly to our measurable performance. For 2015, 76.9% of our Chief Executive Officer’s total compensation was linked to performance. “Total compensation” referred to in this Compensation Discussion and Analysis consists of annual base salary, annual incentive bonus and the grant date value of equity awards as reported in the “Summary Compensation Table”.

The annual incentive bonus for our Chief Executive Officer is entirely dependent upon the achievement of our annual corporate goals, which are approved at the beginning of the year by our Board. The annual incentive bonus for our other Named Executive Officers is dependent upon achievement of our annual corporate goals, as well as each executive officer’s achievement of their respective individual goals and demonstration of our corporate values. None of our Named Executive Officers, including our Chief Executive Officer, are entitled to guaranteed or minimum bonuses under our annual incentive bonus plan.

Long-term incentive awards for 2015 consisted solely of stock options, which provide value only if the market price of our Common Stock increases, and then only if the executive officer continues in our employment. Therefore, these equity awards strongly align our executive officers’ interests with those of our stockholders by providing a continuing financial incentive to maximize long-term value, keeping the executive officers’ total compensation opportunity competitive and encouraging our executive officers to remain in the long-term employ of our Company.

The Compensation Committee believes that this structure: (i) strongly aligns the interests of our executive officers with those of our stockholders by placing a considerable proportion of our executive officers’ total compensation “at risk” because it is contingent on the appreciation in value of our Common Stock; (ii) ties their compensation to the achievement of specific and objective corporate goals; and (iii) promotes retention.

Market Positioning

The Compensation Committee actively reviews and assesses our executive compensation program in light of the highly competitive employment environment in the San Francisco Bay Area, the challenge of recruiting, motivating and retaining executive officers in an industry with much longer business cycles than other commercial industries, and evolving compensation governance and best practices.

The Compensation Committee uses Radford, an independent compensation consultant, to assess our executive compensation program against market data. The Radford market data provides information on the total compensation paid to executive officers in comparable positions and responsibilities. The Compensation Committee referenced this market data, along with other factors, when setting our Named Executive Officers’ 2015 total compensation (base salary, annual incentive bonus and equity awards value). The Compensation Committee believes referencing Radford’s market data is appropriate because competition for executive management is intense in our industry and in our geographic area, and continued leadership from our executive officers is deemed critical to our success. For more information on our use of market data, see “Use of Market Data” below.

Commitment to Compensation Governance

We are committed to having strong governance standards with respect to our compensation program, procedures and practices, which include:

●	Independent Compensation Consultant Advice. The Compensation Committee engages, on an annual basis, an experienced, independent compensation consultant who reports directly to the Compensation Committee to advise on executive cash and equity compensation matters.

●	Responsible Internal Pay Equity. For 2015, our Chief Executive Officer’s total cash compensation was less than two and one-half times the average total cash compensation of our other Named Executive Officers, which reflects internal fairness and an important element designed to avoid excessive compensation of the Chief Executive Officer.

●	Limited Personal Benefits. Our executive officers are eligible for the same benefits as non-executive, salaried employees, and do not receive any personal benefits other than reimbursements for housing costs and travel expenses for Dr. Scarlett, our President and Chief Executive Officer, for the commute from his principal residence in Texas to our headquarters in Menlo Park, California.

●	No Tax Gross-Ups on Compensation. None of our executive officers receive tax related gross-ups on any element of compensation.

●	No Single-Trigger Change in Control Cash Benefits. Executive officer employment agreements and our Amended Severance Plan (as defined under the sub-section entitled “Severance and Change in Control Benefits”) permit payment of cash benefits in connection with a Change in Control (as defined under the sub-section entitled “Severance and Change in Control Benefits”) only if an executive officer’s position is terminated or the executive officer resigns due to a material adverse change in his or her employment terms.

●	Clawback Terms. Executive officer employment agreements require that an executive officer forfeit his/her entire annual incentive bonus if we determine that such executive officer has engaged in any misconduct intended to affect the payment of his or her annual incentive bonus, or has otherwise engaged in any act or omission that would constitute cause for termination of his/her employment, as defined by his or her employment agreement.

●	No Retirement Benefits. We do not offer any defined benefit pension plans or health benefits during retirement.
●	No Hedging or Pledging. Our Insider Trading Policy prohibits employees from engaging in speculative trading activities, including hedging or pledging company securities as collateral. Accordingly, our employees, including our executive officers, may not hedge the economic risk of, or pledge ownership of, our Common Stock.

Overview of the Executive Compensation Program

Philosophy and Objectives

The overall objective of our compensation program is to support business objectives by attracting, retaining and engaging the highest caliber of employees, including executive officers, while maintaining a fiscally responsible position in a highly competitive employment environment. Consistent with this overall objective, the goals of the executive compensation program are to:

●	pay appropriate cash and equity compensation to executive officers for retention purposes during periods of significant uncertainty;
●	attract and retain executive officers that can lead capably by incentivizing them with competitive cash and non-cash compensation opportunities;
●	enable a high performing culture by employing and retaining successful and experienced executive officers;
●	encourage and inspire executive officers to achieve key corporate strategic and financial objectives by linking incentive award opportunities to the achievement of individual and corporate goals; and
●	align the interests of executive officers with stockholders by motivating executive officers to focus on achievements that will result in an increase in value for our stockholders and reward executive officers for excellence in performance.

The Compensation Committee reviews and approves the compensation of our executive officers (except for the Chief Executive Officer, whose compensation is approved by the Board upon recommendation from the Compensation Committee), including salaries, annual incentive bonuses, equity awards and any other benefits. As discussed in further detail below, the 2015 compensation program for the Named Executive Officers was intended to strike an appropriate balance among base salary, annual incentive bonuses and equity awards. The Compensation Committee strives to act in the best interests of Geron and our stockholders, as well as to ensure that the elements of compensation do not, individually or in the aggregate, encourage excessive risk taking.

Components

The components of the executive compensation program consist primarily of base salary, annual incentive bonuses, equity awards and broad-based benefits that we offer to all employees. To provide competitive total compensation to executive officers, we utilize a mix of cash (base salaries and annual incentive bonuses) and long-term incentives (equity awards) that are competitive with the San Francisco Bay Area employment market. The Compensation Committee has structured our executive compensation program to ensure that executive officers are compensated in a manner consistent with stockholder interests, competitive pay practices and applicable requirements of regulatory bodies.

The Compensation Committee does not have any formal policies for allocating compensation among the various components of compensation. Instead, the Compensation Committee uses its judgment to establish for each Named Executive Officer a mix of current, short-term and long-term incentive compensation, and cash and equity compensation that it believes appropriate to achieve the compensation and corporate objectives described above. However, because we believe it is important to our success to aggressively pursue long-term goals, to avoid excessive risk taking, to preserve our cash resources, and to further our pay-for-performance philosophy, a significant portion of our Named Executive Officers’ total compensation is comprised of performance-based bonus opportunities and long-term equity awards, which align the Named Executive Officers’ incentives with the interests of our stockholders.

Base Salary

Base salaries serve to provide fixed cash compensation to our executive officers for performing daily responsibilities, and also provide stability and security. We establish base salaries for our executive officers when they join our Company or upon promotion. In addition, base salaries for executive officers are reviewed and determined by the Compensation Committee (or the Board with respect to our Chief Executive Officer, upon recommendation from the Compensation Committee) on an annual basis, in consultation with our independent compensation consultant, Radford. Such annual adjustments are based on factors which may include each executive officer’s position and specific responsibilities, individual performance, level of experience, achievement of corporate and strategic goals, and a review of competitive salary, total compensation market data, and cost of living increases in the San Francisco Bay Area. The Compensation Committee does not apply any specific formulas to determine increases in base salaries for our executive officers, but instead makes an evaluation of each executive officer’s contributions to Geron’s long-term success. Generally, any increase in base salary beyond a cost of living increase is based on an evaluation of the individual’s performance, changes in responsibilities or position and the individual’s criticality to our future plans. Increases in base salary, including cost of living increases, typically take effect on January 1st of each calendar year.

Annual Incentive Bonuses

Under our annual incentive bonus plan, every employee, including executive officers, has an established annual incentive bonus target, which is equal to a percentage of the employee’s base salary. This percentage increases as levels of responsibility and title increase. Each employee’s actual earned annual incentive bonus, if any, is calculated based on: (1) corporate goal achievement (the “corporate goal achievement factor”), (2) individual performance achievements (the “individual performance factor”) and (3) support of corporate values (the “corporate values performance factor”).

For more senior employees and executive officers, the corporate goal achievement factor is weighted more heavily and thus has greater influence on the annual incentive bonus, as performance from these individuals has a larger impact on corporate goal achievement. This practice is designed to create a direct link between executive compensation and achievement of operational and financial objectives to provide motivation for executive officers to implement strategic initiatives intended to meet or exceed pre-established corporate goals.

At the beginning of each year, the Chief Executive Officer develops, with input from our executive management, the annual corporate goals, which generally relate to our operational and financial objectives, together with recommended weightings for each goal, and presents the annual corporate goals and recommended weightings to the Compensation Committee and the Board. The weighting for each corporate goal depends on its importance and business value for Geron and our stockholders. The Board reviews the corporate goals and weightings and adjusts them as necessary prior to approval.

As part of the annual year-end performance review process, the Compensation Committee, taking into consideration recommendations from the Chief Executive Officer, evaluates the overall achievement of our corporate goals during the preceding year and other significant company accomplishments, while taking into consideration the degree of difficulty in achieving the corporate goals and any particular events or circumstances that impacted performance. The corporate goal achievement factor generally ranges from 0 to 1.0 and is approved by the Board upon recommendation from the Compensation Committee based upon the Board’s assessment of the Company’s achievement of that year’s annual corporate goals. The Board has the discretion to approve a corporate goal achievement factor above 1.0 in extraordinary circumstances where it determines such an increase is warranted.

The Chief Executive Officer’s annual incentive bonus is based entirely on the corporate goal achievement factor. The annual incentive bonus for each of our Named Executive Officers, other than the Chief Executive Officer, is based on the corporate goal achievement factor, the individual performance factor and the corporate values performance factor. The Chief Executive Officer presents to the Compensation Committee written assessments of the performance and achievements, including support of our corporate values, for each of the executive officers (other than himself) for the prior year and recommends the individual performance factor and the corporate values performance factor for each executive officer (other than himself). The Compensation Committee reviews the individual performance factor and the corporate values performance factor for each of the executive officers (other than the Chief Executive Officer) and adjusts the factors as necessary prior to approval. The corporate values performance factor ranges from 0 to 1.0, based on the extent to which an executive officer, including the Named Executive Officers, other than the Chief Executive Officer, supported corporate value adherence. The individual performance factor may range from 0 to 1.3, and this is the primary factor that increases an annual incentive bonus above the annual target incentive bonus percentage for any executive officer, including the Named Executive Officers, other than the Chief Executive Officer. The Compensation Committee has the discretion to approve an individual performance factor above 1.3 upon evaluation of appropriate criteria. There are no minimum or guaranteed bonus payments for employees, including the Named Executive Officers.

Equity Awards

Equity awards are designed to encourage high performance by and long-term tenure for executive officers, thereby strongly aligning executive officers’ interests with the interests of our stockholders. Equity awards in 2015 were comprised solely of stock option grants under our 2011 Plan. Such grants encourage employee ownership in Geron, link pay with performance and align the interests of stockholders and employees. Only through sustained, increasing price per share performance in our Common Stock, can our employees, including the Named Executive Officers, have an opportunity to realize any value from equity-based awards. The Compensation Committee (and the Board, with respect to our Chief Executive Officer) determines the size of any stock option grant according to each executive officer’s position. To do so, the Compensation Committee generally references the market data provided by Radford. The Compensation Committee also takes into consideration each Named Executive Officer’s recent performance history, his or her potential for future responsibility, and criticality of his or her work to the long-term success of the Company. Other factors may include equity awards previously granted, the amount of actual versus theoretical equity value per year that has been derived to date by the individual, the current actual value of unvested equity grants for each individual, the percentage of stock option grants with exercise prices greater than Geron’s current stock price and the number of stock option grants that have expired unexercised as a result of market conditions. The Compensation Committee has the discretion to give relative weight to each of these factors as it sets the size of the stock option grant to appropriately create an opportunity for reward based on increasing stockholder value. There is no set formula for the granting of stock options or other equity awards to employees, including the Named Executive Officers.

The Compensation Committee grants equity awards to newly hired and existing executive officers, except the Chief Executive Officer, with respect to whom the Board determines equity awards based on the recommendation of the Compensation Committee. Our general policy is to grant stock options and other equity awards on fixed dates determined in advance, although there are occasions when grants are made on other dates. All required approvals are obtained in advance of or on the actual grant date. Other than stock option grants to new hires, stock option grants to executive officers are generally approved once a year (typically near the beginning of the year) unless an executive officer is promoted, in which case a grant will normally be made at the time of such promotion, or, in rare circumstances, for recognition of outstanding performance. With respect to annual stock option grants to our continuing executive officers, these grants are typically approved early in each fiscal year and prior to the full release of our annual financial and operating results for that year. Since our full annual financial and operating results are typically not disclosed prior to approval of annual stock option grants for our executive officers, in 2015, we adopted an equity incentive grant policy that provides that if at the time the Compensation Committee (or the Board, in the case of the Chief Executive Officer) approves annual equity awards to our executive officers (and other employees) when our trading window is closed, then the annual equity awards that are approved for executive officers (and other employees) will be granted on the second trading day following the filing date with SEC of our next quarterly or annual report that occurs after the date on which such grants are approved by the Board or the Compensation Committee, as applicable. Accordingly, our equity incentive grant policy provides the market with an opportunity to absorb the financial and other information included in our annual and periodic reports before annual equity awards are effective. As a result, the timing of annual equity awards to our continuing executive officers is not coordinated in a manner that intentionally benefits our executive officers; rather, the policy is designed with the objective to generally allow the market price of our common stock to reflect our then-current results and prospects at the time the annual equity grant becomes effective and the exercise price is set.

The exercise price of all stock option grants is equal to the closing price of Geron Common Stock as reported by the NASDAQ Global Select Market on the date of grant, so executive officers who receive stock option grants do not realize any compensation from such stock option grants unless the stock price increases above the exercise price. In this manner, the interests of our stockholders, and executive officers during their employment, are aligned for the long-term success of Geron.

Geron’s standard vesting schedule for the first stock option grant awarded to newly hired employees, including executive officers, provides that 12.5% of the shares granted will vest six months after the date of the grant, and the remaining shares will vest in equal monthly installments over the following 42 months so that vesting is complete four years from the date of grant, provided the employee continues to provide services to the Company during that time. Additional option grants made after an employee, including an executive officer, has provided services to the Company for more than six months generally vest monthly from the date of grant over four years.

Broad-Based Benefits and Other Compensation

Benefit programs include a variety of health insurance plans,401(k) plan with Company matching contributions at Board-approved levels, employee stock purchase plan and flexible spending 125 cafeteria plan covering health and dependent care services. These benefits are offered to all employees, including executive officers. We do not offer defined benefit pension or other supplementary retirement benefits to employees. Currently, Dr. Scarlett also receives housing and travel expense reimbursements for the commute from his principal residence in Texas to our headquarters in Menlo Park, California.

Role of the Compensation Committee

The Compensation Committee acts on behalf of the Board with respect to overseeing our compensation program and policies and in determining total compensation for executive officers, including the Named Executive Officers, other than our Chief Executive Officer. Compensation Committee members are independent of management and meet the NASDAQ listing standards for independence. Typically, the Compensation Committee meets at least once quarterly and with greater frequency if necessary. The agenda for each meeting is usually developed by the Chair of the Compensation Committee, in consultation with the Chief Executive Officer, Executive Director of Human Resources, General Counsel and Radford. The Compensation Committee also meets in executive session without the presence of any employees. The Compensation Committee exercises independent judgment in allocating between cash and equity compensation. In setting the annual level of cash and equity compensation for executive officers, the Compensation Committee typically considers various factors, which include: corporate performance, our achievement toward meeting annual corporate goals, each executive officer’s individual performance, the criticality of each executive officer’s skill set, and market data for our industry. Each of these factors is balanced against Geron’s ability to award cash and equity incentives. The Compensation Committee has the authority to retain special counsel and other experts, including compensation consultants, to support their responsibilities in determining executive officer compensation and related benefits. Since December 2011, the

Compensation Committee has retained Radford as its independent compensation consultant due to its extensive analytical and consulting work in the biotech/pharmaceutical industry. In this capacity, Radford has provided documentary support, including industry data from third-party salary survey sources, and recommendations related to cash and equity compensation for executive officers and members of the Board.

In February 2015, the Compensation Committee reviewed information from Radford about potential conflicts of interest and analyzed whether the work of Radford as a compensation consultant has raised any conflict of interest, taking into consideration the following factors: i) the provision of other services to Geron by Radford or any other Aon Hewitt Company; ii) the amount of fees Geron paid to Radford or any other Aon Hewitt Company as a percentage of the firm’s total revenue; iii) Radford’s policies and procedures that are designed to prevent conflicts of interest; iv) any business or personal relationship of Radford, any other Aon Hewitt Company or the individual compensation advisors employed by Radford with an executive officer of the Company; v) any business or personal relationship of the individual compensation advisors with any member of the Compensation Committee; and vi) any Geron Common Stock owned by the individual compensation advisors employed by Radford. Based on these factors, the Compensation Committee determined that there were no conflicts of interest with respect to Radford providing services to the Compensation Committee. In 2015, fees paid to Radford for their services as a compensation consultant to the Compensation Committee regarding executive and Board compensation amounted to less than 1% of Radford's total revenue for the same period. In February 2016, the Compensation Committee performed a similar analysis of Radford’s independence, and noted no conflicts of interest.

The Compensation Committee reviews, and thereafter recommends to the Board, both the establishment and assessment of achievement of annual corporate goals for the annual incentive bonus plan. With respect to the assessment of achievement of annual corporate goals, the Board considers the recommendations of the Compensation Committee and may accept or modify such recommendations before approval. To aid the Compensation Committee in its responsibilities, the Chief Executive Officer, with assistance from the General Counsel and Executive Director of Human Resources, provides the Compensation Committee with recommendations relating to the achievement of our annual corporate goals, individual performance of executive officers and cash and equity compensation recommendations for each executive officer. In making decisions concerning compensation for executive officers, the Compensation Committee gives considerable weight to the Chief Executive Officer’s performance evaluations of the executive officers, since he has direct knowledge of the criticality of their work, performance and contributions. The Compensation Committee does not consult with any other executive officer with regard to its decisions. The Chief Executive Officer does not participate in the Compensation Committee’s or Board’s deliberations or decisions with regard to his own compensation, which must be approved by the Board.

Use of Market Data

In January 2015, based on the recommendation of Radford, the Compensation Committee determined that Radford’s 2015 Global Life Sciences Survey data, rather than a defined peer group, was appropriate for determining competitive benchmarks in connection with 2015 executive officer compensation decisions. Radford recommended that the Compensation Committee not define a peer group for 2015 due to the significant changes in our business at the end of 2014, including our substantial dependence on our collaboration with Janssen to further develop, manufacture and commercialize imetelstat, our volatile market capitalization, reduced headcount, declining research and development expenses and necessity to retain key executive officers. Accordingly, in evaluating 2015 executive compensation, the Compensation Committee referenced the Radford Global Life Sciences Survey, which consisted of market data from 73 biopharmaceutical companies that were public, pre-commercial and had headcounts of fewer than 100 employees, in order to reference market data more closely aligned with Geron’s competitive position in 2015. We refer to the data from Radford that the Compensation Committee reviewed as the “market data”.

The Compensation Committee’s compensation decision-making strategy for 2015, in consultation with Radford, was to reference the market data provided by Radford in combination with multiple other factors, such as the executive officers’ respective levels of experience and responsibility, prior performance, specific skills or competencies, criticality for retention, internal pay equity, the desired pay mix (including the other compensation elements provided to the executive officers), and our budget, in assessing the appropriate total compensation

(consisting of base salary, annual incentive bonus and value of equity awards) for all Named Executive Officers for 2015. Due to the characteristics of the companies referenced in the 2015 market data provided by Radford, the compensation values for executive officers at such companies were generally lower than compensation values for executive officers in the 2014 peer group utilized by the Compensation Committee in 2014. Consequently, total compensation for all Named Executive Officers resulted in being at or above the 75th percentile of the 2015 market data. The Compensation Committee deemed this level to be appropriate due to the significant business changes at the Company in 2015, including our corporate restructuring in 2015, and in recognition of the additional and broader range of responsibilities required of our executive officers to achieve our corporate objectives. The Compensation Committee also believes this strategy was necessary and appropriate in 2015 in order to retain top executive talent in the competitive environment in which we operate.

Compensation Risk Assessment

The Compensation Committee annually evaluates Geron’s compensation elements of base salary, annual incentive bonuses, equity awards, severance and change in control benefits, other benefits and Geron’s compensation philosophy generally as it relates to all employees. The Compensation Committee believes the following elements of Geron’s compensation practices that comprise our compensation program mitigate the risks associated with our compensation practices:

●	performance assessment based upon a mix of individual and corporate performance and achievement;
●	annual incentive bonuses determined by performance with no minimum payments;
●	utilization of a combination of cash and equity awards to encourage short-term and long-term incentives;
●	absence of employment agreements or contracts that contain multi-year guarantees of salary increases, non-performance-based bonuses or equity compensation; and
●	emphasis on equity amongst our employees and in comparison with external benchmarks.

The Compensation Committee has reviewed our compensation policies and practices as they relate to all employees and has determined that such policies and practices do not present any risks that are reasonably likely to have a material adverse effect on Geron.

Compensation Decisions in 2015

2015 Base Salaries

In the first quarter of 2015, the Compensation Committee performed its annual analysis of base salaries for all of our executive officers using market data provided by Radford. The market data analysis showed that each of our Named Executive Officers’ base salaries at the end of 2014 was at or around the 75th percentile of the market data provided by Radford. In setting salaries for 2015, the Compensation Committee considered the results of the market data analysis, the recent individual performance of each Named Executive Officer in 2014, breadth and length of service, the anticipated level of difficulty in replacing an executive officer with someone of comparable experience and skill, especially given significant uncertainty relating to our future, since we are wholly dependent on the collaboration with Janssen to further develop, manufacture and commercialize imetelstat, which was our sole product candidate, and the unknown outcome of our efforts to identify and acquire and/or in-license other oncology products, product candidates, programs or companies to grow and diversify our business. Based on the foregoing considerations, including the need for retention of the Named Executive Officers, and based on the recommendation of Radford, the Compensation Committee and, with respect to Dr. Scarlett, the Board, approved a cost of living adjustment of 3.0% for each of the Named Executive Officers.

The following 2015 base salaries for the Named Executive Officers were effective as of January 1, 2015.

	2014	Salary	2015
Named Executive Officer	Base Salary	Increase (%)	Base Salary
John A. Scarlett, M.D.	$586,500	3.0%	$604,095
Olivia K. Bloom	$365,000	3.0%	$375,950
Melissa A. Kelly Behrs	$352,000	3.0%	$362,560
Andrew J. Grethlein, Ph.D.	$379,000	3.0%	$390,370
Stephen N. Rosenfield, J.D.	$390,000 (1)	3.0%	$401,700 (1)
____________________

(1)	We employ Mr. Rosenfield at 80% full-time equivalent. Thus, the actual base salary paid to Mr. Rosenfield is 80% of the amounts presented in the table.

2015 Annual Incentive Bonuses

The Named Executive Officers’ 2015 annual incentive bonus targets, as a percentage of base salary, which were 45% for the executive vice president position, and 60% for the Chief Executive Officer position, remained at the same historical levels that we have applied since 2010. The market data provided by Radford showed the annual incentive bonus targets for each of our Named Executive Officers in 2015 were above the 75th percentile of the market data provided by Radford. The Compensation Committee determined that these 2015 targets were appropriate in light of the broad range of functions for which our Named Executive Officers were accountable to ensure achievement of our 2015 corporate objectives, and strengthened our ability to retain our Named Executive Officers in a competitive job market.

For 2015, Dr. Scarlett’s annual incentive bonus was 100% contingent upon achievement of our corporate goals. For 2015, other than Dr. Scarlett, each Named Executive Officer’s annual incentive bonus was contingent on the following: 50% upon achievement of our corporate goals, 30% upon achievement of individual goals, and 20% upon individual support and manifestation of our corporate values. The table below summarizes the annual incentive bonus targets as a percentage of annual salary for each of our Named Executive Officers for 2015.

Annual Incentive Bonus
Named Executive Officer	Target as a % of Salary
John A. Scarlett, M.D.	60%
Olivia K. Bloom	45%
Melissa A. Kelly Behrs	45%
Andrew J. Grethlein, Ph.D.	45%
Stephen N. Rosenfield, J.D.	45%

2015 Corporate Goal Achievement Factor

The table below summarizes the corporate goals approved by the Board for 2015, including assigned weightings, and the Compensation Committee’s and Board’s assessment of the level of achievement of those goals in 2015. The corporate goals for 2015 primarily focused on supporting our collaboration with Janssen to facilitate initiation of two imetelstat clinical trials in two hematologic malignancies by Janssen, the search and evaluation process of potential assets or companies for us to acquire and/or in-license and maintaining fiscal responsibility. Based on the achievements noted below, the Board deemed these corporate goals to be fully achieved for 2015.

			Percentage
	Weighting	Highlights of	Achievement	Total
2015 Corporate Goals	(A)	Company Performance	(B)	(A x B)
1)Complete Geron’s transition of imetelstat development related activities to Janssen by end of Q3 2015.	25%
●Transmitted Investigational New Drug applications (INDs), protocols, data, and files, including transfer of regulatory and pharmacovigilance responsibilities.
●Transferred clinical and regulatory oversight for clinical study being conducted at Mayo Clinic to Janssen.
●Established connections and relationships between our scientific advisory board members, preclinical researchers, clinical investigators, patient advocacy groups and liver safety experts and Janssen.
●Created central repository for all files to support potential future regulatory filings for imetelstat.
●All activities completed by May 2015 to enable Janssen to commence a global Clinical Development Plan for imetelstat by mid-year.
			100%	25%

			Percentage
	Weighting	Highlights of	Achievement	Total
2015 Corporate Goals	(A)	Company Performance	(B)	(A x B)
2)Complete Geron’s transition of imetelstat manufacturing related activities to Janssen by end of Q4 2015.	25%	●Provided procurement services for manufacturing imetelstat. ●Trained global Janssen manufacturing and quality personnel on imetelstat supply chain and manufacturing. ●Transferred manufacturing and quality files to create master repository for potential future regulatory filings. ●Assigned manufacturing contracts and established new vendor relationships. ●All activities completed by September 2015 to enable Janssen to assume full responsibility for imetelstat manufacturing.	100%	25%
3)Actively engage Janssen in program oversight and joint decision making.	15%
●Established and participated on Joint Steering Committee and Joint Development Committee to ensure clinical activities performed by Janssen were consistent with the executed agreement.
●Actively contributed to the designs of Phase 2 clinical trial of imetelstat in myelofibrosis (IMbarkTM) that opened to patient enrollment in July 2015 and the Phase 2/3 clinical trial of imetelstat in myelodysplastic syndromes (IMergeTM) that opened to patient enrollment in December 2015.
●Initiated various working groups to oversee imetelstat program operations, including finance, intellectual property, manufacturing, and publications.
			100%	15%
4)Formulate asset criteria for potential in-licenses or acquisition candidates.	5%	●Developed criteria to search and identify potential products, product candidates, programs or companies to acquire and/or in license. ●Presented criteria to the Board and approved in May 2015.	100%	5%

			Percentage
	Weighting	Highlights of	Achievement	Total
2015 Corporate Goals	(A)	Company Performance	(B)	(A x B)
5)Conduct due diligence review of appropriate asset candidates.	20%	●Conducted scientific, clinical and financial diligence on potential opportunities. ●Presented findings and conclusions to the Board.	100%	20%
6)Manage expenditures to Board- approved budget.	10%	●Controlled expenses to be in line with established budget to maintain sufficient cash resources to support collaborative development of imetelstat.	100%	10%
Total	100%			100%

Individual Performance and Corporate Values Performance Factors

For all employees in 2015, including the Named Executive Officers other than the Chief Executive Officer, actual individual performance factors awarded ranged from 1.0 to 1.2. Each Named Executive Officer’s 2015 individual performance factor was based on personal performance in accomplishing individual, team, departmental and functional goals and objectives and his or her support of achieving 2015 corporate goals, including performance and achievements beyond the original pre-established corporate, individual, team, departmental and functional goals.

Our corporate values are authenticity, accountability, excellence, integrity and respect. The Compensation Committee determined that the actual individual corporate values performance factor was 1.0 for each of the Named Executive Officers, whose actions during 2015 demonstrated their full support and manifestation of our corporate values.

The following are the annual incentive bonus targets and weighting percentages used to calculate the 2015 annual incentive bonus for each of the Named Executive Officers as well as the 2015 actual bonus percentage awarded.

	(A)	(B)	(C)	(D)	(E)	(F)	(G)	= (A*B*C)
								+ (A*D*E)
								+ (A*F*G)
	Annual							Annual
	Incentive		2015				2015	Incentive
	Bonus	Corporate	Corporate		2015		Corporate	Bonus
	Target	Goal	Goal	Individual	Individual	Corporate	Values	Awarded
	as a	Achievement	Achievement	Performance	Performance	Values	Performance	as a % of
Named Executive Officer	% of Salary	Weighting	Factor	Weighting	Factor	Weighting	Factor	Salary
John A. Scarlett, M.D.	60%	100%	1.0	N/A	N/A	N/A	N/A	60.0%
Olivia K. Bloom	45%	50%	1.0	30%	1.1	20%	1.0	46.4%
Melissa A. Kelly Behrs	45%	50%	1.0	30%	1.2	20%	1.0	47.7%
Andrew J. Grethlein, Ph.D.	45%	50%	1.0	30%	1.1	20%	1.0	46.4%
Stephen N. Rosenfield, J.D.	45%	50%	1.0	30%	1.1	20%	1.0	46.4%

For 2015, the Compensation Committee considered Dr. Scarlett’s recommendations for each Named Executive Officer’s individual performance and corporate values performance factors, and approved the individual and corporate values performance factors for each Named Executive Officer, as discussed in detail below.

Ms. Bloom was awarded an individual performance factor of 1.1 and a corporate values performance factor of 1.0 based primarily on the following achievements and contributions she made during 2015:

●	established a Finance Working Group with Janssen to ensure collaboration expenses aligned with budgets, program activities and allowed spending categories;
●	provided financial expertise in conducting diligence of potential business development opportunities as well as preserving financial options to support any potential transactions;
●

monitored and controlled operating expenses to stay within budgeted spending levels, including analysis of budget changes during corporate restructuring and transition of clinical development activities to Janssen;

●	developed and directed a successful investor relations plan to create and maintain investor interest; and
●	instituted a Communications Working Group with Janssen to ensure timely and appropriate disclosures about the imetelstat program activities.

Ms. Behrs was awarded an individual performance factor of 1.2 and a corporate values performance factor of 1.0 based primarily on the following achievements and contributions she made during 2015:

●

performed key role in ensuring timely and successful technical transition of the imetelstat program to Janssen, enabling Janssen to execute the global Clinical Development Plan anticipated under the licensing agreement and to assume full responsibility for product manufacturing;

●

performed key role as member of Joint Steering Committee, to ensure active monitoring of progress versus key program goals and to ensure active and impactful participation by Geron in all key alliance decision making;

●

led a multi-disciplinary technical team including consultants and in-house personnel to conduct a comprehensive screening, profiling, and prioritization process to evaluate priority business development opportunities identified; and

●

conducted diligence of potential business development opportunities, including corporate structure and personnel, clinical development plans, regulatory strategy, commercialization potential and transaction feasibility.

Dr. Grethlein was awarded an individual performance factor of 1.1 and a corporate values performance factor of 1.0 based primarily on the following achievements and contributions he made during 2015:

●	led the transition of imetelstat development related activities to Janssen to enable initiation of clinical trials by Janssen in accordance with the licensing agreement;
●	led the transition of imetelstat manufacturing related activities to Janssen to enable initiation of clinical trials by Janssen in accordance with the licensing agreement;
●	provided timely and perceptive input as a member of the Joint Development Committee with Janssen to ensure appropriate program decision making; and
●	provided technical development and operational expertise in conducting diligence of business development opportunities.

Mr. Rosenfield was awarded an individual performance factor of 1.1 and a corporate values performance factor of 1.0 based primarily on the following achievements and contributions he made during 2015:

●

rendered expert legal advice and guidance to management, the Board and Board committees throughout the year, regarding the ongoing purported class action securities lawsuits and related derivative lawsuits and the potential implications of business development activities, particularly in the areas of corporate law, securities law, contracts, employment matters and intellectual property matters;

●

provided risk management and detailed strategic and tactical legal and business counsel, as particularly evidenced by careful and timely review of key SEC documents, including preparation and review of all risk factors called out in such documents, and other documents, including press releases, Form 8-Ks and analyst, business development and investor presentations;

●

supervised the Human Resources function and oversaw structuring of compensation elements that provided motivation for employees during a corporate restructuring, including fostering various initiatives to encourage positive employee morale and retention; and

●

supervised the Legal function and ensured continuation of all key activities within the department at a high level, including providing legal support for diligence of business development opportunities and maintaining imetelstat intellectual property under the Janssen collaboration.

2015 Annual Incentive Bonus for Chief Executive Officer

Dr. Scarlett’s 2015 annual incentive bonus was structured to be 100% dependent on corporate goal achievement. Accordingly, with the Board approved corporate goal achievement factor of 100%, the Compensation Committee recommended, and the Board approved that Dr. Scarlett should receive 100% of his 2015 target annual incentive bonus.

2015 Equity Awards

In order to link pay with performance, align the interests of stockholders and employees, and encourage employee ownership in Geron, in March 2015, the Compensation Committee approved stock option grants to the Named Executive Officers, and the Board approved a stock option grant to the Chief Executive Officer. In determining the appropriate size and value of stock option grants in 2015 for our Named Executive Officers, the Compensation Committee considered the market data from Radford and the status of stock option grants held by the Named Executive Officers, to assess the number of equity awards that would provide an appropriate incentive for retention of our Named Executive Officers. In light of the objective to retain existing executive officers, and in recognition of the additional and a broader range of responsibilities required of our executive officers to ensure achievement of our corporate objectives, the Compensation Committee determined that in 2015 utilizing the 60th to 75th percentile of the market data provided by Radford was appropriate in setting the stock option grants to the Named Executive Officers. The Compensation Committee also determined that the equity awards granted to the Named Executive Officers in 2015 should continue to consist only of stock options rather than restricted stock awards that vest over time because stock options deliver future value only if the price per share of our Common Stock increases above the exercise price, thus aligning the interests of our executive officers and stockholders for the long-term success of Geron.

Our Named Executive Officers received the following stock option grants in March 2015:

2015 Stock
Option Grant
Named Executive Officer	(# of shares)
John A. Scarlett, M.D.	600,000
Olivia K. Bloom	210,000
Melissa A. Kelly Behrs	210,000
Andrew J. Grethlein, Ph.D.	210,000
Stephen N. Rosenfield, J.D.	210,000

The exercise price for the March 2015 stock option grants was equal to the closing price of Geron Common Stock as reported by the NASDAQ Global Select Market on the date of grant and the vesting schedule is monthly over four years from the date of grant, provided the employee continues to provide services to Geron. See the section entitled “Grants of Plan-Based Awards for 2015” for additional information regarding stock option grants to Named Executive Officers in 2015.

Other Compensation

Geron offers a comprehensive array of benefit programs to its employees, including Named Executive Officers. These include:

●	comprehensive medical, dental, vision coverage and life insurance;
●	a “cafeteria” plan administered pursuant to Section 125 of the Code. The cafeteria plan includes Geron’s medical and dental insurance, medical reimbursement, and dependent care reimbursement plans;
●

a 401(k) plan, which is a retirement savings defined contribution plan established in accordance with Section 401(a) of the Code. For 2015, we provided a fully vested employer matching contribution in cash equal to 50% of each employee’s annual contributions; and

●	an Employee Stock Purchase Plan, which is implemented and administered pursuant to Section 423 of the Code.

Executive officers pay for 30% of their health premium cost, which is deducted from their gross salary. Other employees pay either 16% or 25% of their health premium cost.

We do not offer any pension plans or health benefits during retirement.

Perquisites

In accordance with the terms of his employment agreement, Dr. Scarlett receives reimbursement for housing expenses (not to exceed $2,000 per month) and travel costs (not to exceed $20,000 per year) in connection with the commute from his personal residence in Texas to our headquarters in Menlo Park, California. These commuting expense benefits were negotiated with Dr. Scarlett at the time of his initial employment and were deemed a reasonable expense and necessary inducement to his commencement of employment with us. Dr. Scarlett does not receive separate compensation for serving as a member of our Board.

Employment Agreements

We have entered into a written employment agreement with each of the Named Executive Officers setting forth the terms of their employment. The agreements also provide for certain severance benefits upon a covered termination of the Named Executive Officer’s employment, and for accelerated vesting of options in connection with a change in control transaction, which terms are further described below under the section entitled “Severance and Change in Control Benefits.” Each of our Named Executive Officers is employed “at will.”

We entered into an employment agreement with Dr. Scarlett dated September 29, 2011, in connection with commencement of his employment with us. Dr. Scarlett’s employment agreement originally provided him with an annual base salary of $550,000, subject to increase, and an annual incentive bonus targeted at 60% of his annual base salary. On February 11, 2014, we amended Dr. Scarlett’s employment agreement to provide for an annual base salary of $586,500, subject to increase, and to include a clawback provision that provides that Dr. Scarlett’s annual incentive bonus is subject to forfeiture or repayment to the Company should the Company determine, in its reasonable discretion, that Dr. Scarlett has engaged in any misconduct intended to affect the payment of his annual discretionary bonus, or has otherwise engaged in any act or omission that would constitute cause for termination of employment (the “clawback provision”).

We entered into an employment agreement with Ms. Bloom dated December 7, 2012, in connection with her appointment as our Senior Vice President, Finance, Chief Financial Officer and Treasurer, to provide an annual base salary of $330,000 and an annual incentive bonus targeted at 40% of her annual base salary. On September 24, 2013, we amended Ms. Bloom’s employment agreement to provide that Ms. Bloom’s annual incentive bonus is subject to forfeiture or repayment to the Company pursuant to the same clawback provision described above for Dr. Scarlett, but with respect to Ms. Bloom. On February 11, 2014, in connection with her promotion to Executive Vice President, we amended Ms. Bloom’s employment agreement to provide for an annual base salary of $365,000, subject to increase, and an annual incentive bonus targeted at 45% of her annual base salary.

We entered into an employment agreement with Ms. Behrs effective January 31, 2013, to provide an annual base salary of $341,550, subject to increase, and an annual incentive bonus targeted at 40% of her annual base salary. On September 24, 2013, we amended Ms. Behrs’ employment agreement to provide that Ms. Behrs’ annual incentive bonus is subject to forfeiture or repayment to the Company pursuant to the same clawback provision described above for Dr. Scarlett, but with respect to Ms. Behrs. On February 11, 2014, in connection with her promotion to Executive Vice President, we amended Ms. Behrs’ employment agreement to provide for an annual base salary of $352,000, subject to increase, and an annual incentive bonus targeted at 45% of her annual base salary.

We entered into an employment agreement with Dr. Grethlein effective September 17, 2012, in connection with commencement of his employment with us, to provide an annual base salary of $355,000 and an annual incentive bonus targeted at 45% of his annual base salary. On February 11, 2014, we amended Dr. Grethlein’s employment agreement to provide for an annual base salary of $379,000, subject to increase, and to provide that Dr. Grethlein’s annual incentive bonus is subject to forfeiture or repayment to the Company pursuant to the same clawback provision described above for Dr. Scarlett, but with respect to Dr. Grethlein.

We entered into an employment agreement with Mr. Rosenfield effective February 16, 2012, in connection with commencement of his employment with us, to provide an annual base salary of $292,000, pro-rated to reflect Mr. Rosenfield’s 80% of a full-time work schedule, and an annual incentive bonus targeted at 45% of his annual base salary. On September 24, 2013, we amended Mr. Rosenfield’s employment agreement to provide that Mr. Rosenfield’s annual incentive bonus is subject to forfeiture or repayment to the Company pursuant to the same clawback provision described above for Dr. Scarlett, but with respect to Mr. Rosenfield.

Severance and Change in Control Benefits

Our Named Executive Officers are entitled to certain severance and change in control benefits under the terms of our Amended Severance Plan, their employment agreements and our equity plans. These severance and change in control provisions are intended to allow employees, including Named Executive Officers, to focus their attention on the business operations of Geron in the face of the potentially disruptive impact of a proposed change in control transaction, to assess takeover bids objectively without regard to the potential impact on their own job security and to allow for a smooth transition in the event of a change in control of Geron.

The Compensation Committee believes that the severance benefits we offer remain essential to fulfill the objectives to recruit, retain and develop key management talent in the competitive San Francisco Bay Area employment market. These arrangements enable us to recruit and retain high-quality management talent because they provide reasonable protection to the executive officer in the event that he or she is not retained under limited circumstances. We do not provide for any excise tax gross-ups in the Amended Severance Plan or in any individual employment agreement with a Named Executive Officer.

Amended Severance Plan

In September 2002, the Board approved a Severance Plan that originally became effective on January 21, 2003 and was subsequently amended and restated, most recently in May 2013 (collectively referred to herein as the “Amended Severance Plan”). The May 2013 amendment included modifications that require a “double trigger” for cash severance benefits to be paid to employees, including Named Executive Officers, in the event of a Change in Control, as defined below. Under this “double trigger” requirement, severance benefits are paid only upon the occurrence of a Change in Control and a termination of employment, with such termination being either by the Company or because the employee resigns due to a material change in their employment terms. Prior to the May 2013 amendment, the Amended Severance Plan had provided a “single trigger” for payment of cash severance benefits upon a Change in Control. The “single trigger” was removed from the Amended Severance Plan in response to stockholders feedback and because the Board believes that a “double trigger” is considered industry standard and provides appropriate protection for our employees, including our Named Executive Officers, in the event of a termination of employment due to a change in control if such termination is by the Company or because the employee resigns due to a material change in their employment terms, but not solely as a result of a change in control.

The Amended Severance Plan applies to all employees, including the Named Executive Officers, who are not subject to a performance improvement plan. Severance benefits provided under the employment agreements with the Named Executive Officers are generally reduced by the same type of severance payments the Named Executive Officer is entitled to receive under the Amended Severance Plan in order to prevent duplication of benefits.

As noted above, the Amended Severance Plan provides for severance benefits to the Named Executive Officers under a “double trigger” situation. In the Amended Severance Plan, this situation is defined as a Change in Control Triggering Event. If such an event were to occur, each of our Named Executive Officers is entitled to a payment equal to 15 months (18 months, with respect to Dr. Scarlett) of his or her base salary then in effect as of such Change in Control triggering event and payment of COBRA premiums for up to 15 months (18 months, with respect to Dr. Scarlett), which is consistent with severance plans offered at companies similar in size in our industry and competitive market environment.

Under the Amended Severance Plan, a Change in Control Triggering Event is a termination without Cause in connection with a Change in Control (which has the same definition as under the 2011 Plan described below) or within 12 months following a Change in Control. Additionally, if an individual is terminated by the Company in connection with a Change in Control but immediately accepts employment with the Company’s successor or acquirer, they will not be deemed to have had a Change in Control Triggering Event unless: i) such individual is subsequently terminated without Cause by the successor or acquirer within the 12 months following the Change in Control; ii) such individual resigns employment with the Company because in connection with a Change in Control he or she is offered terms of employment (new or continuing) by the Company or the Company’s successor or acquirer within 30 days after the Change in Control that results in a material change in the terms of employment; or iii) after accepting (or continuing) employment with the Company or the Company’s successor or acquirer after a Change in Control, such individual resigns employment within 12 months following the Change in Control due to a material change in terms of employment as defined below.

For purposes of the Amended Severance Plan a “material change in terms of employment” shall occur if one of the following events occurs without the employee’s consent: i) base salary is materially reduced from that in effect immediately prior to the Change in Control; ii) if as of the Change in Control they are employed at the director level or above, they are subject to a material reduction in their duties (including responsibilities and/or authority); iii) their principal work location is to be moved to a location that is either more than 45 miles from their principal work location immediately prior to the Change in Control or more than 30 miles farther from their principal weekday residence than was their principal work location immediately prior to the Change in Control; or iv) the Company or the Company’s successor or acquirer materially breaches the terms of any employment or similar service agreement with the employee. Additionally, in order for the resignation to be deemed due to a material change in terms of their employment, the employee must provide written notice to the Company’s General Counsel within 30 days after the first occurrence of the event giving rise to a material change in their terms of employment setting forth the basis for their resignation, allow the Company at least 30 days from receipt of such written notice to cure such event, and if such event is not reasonably cured within such period, the employee resignation from all positions they then hold with the Company is effective not later than 90 days after the expiration of the cure period.

For purposes of the Amended Severance Plan, “Cause” generally means an employee’s continued failure to satisfactorily perform duties, willful act or omission constituting dishonesty, fraud or other malfeasance against the Company, conviction of a felony, debarment by the FDA from working in or providing services to any pharmaceutical or biotechnology company or other ineligibility under any law or regulation to perform the employee’s duties to the Company, or breach of any material Company policies.

Payment of any benefits under the Amended Severance Plan is conditioned on the timely provision of an effective release of claims against Geron.

Employment Agreements

Under Dr. Scarlett’s employment agreement, in the event of a Covered Termination (as defined below) and subject to his provision of a release of claims against Geron, Dr. Scarlett will be entitled to: i) any unpaid target annual incentive bonus to which he would have become entitled for any fiscal year that ends on or before the termination date had he remained employed through the payment date, payable in a single lump-sum payment; ii) a lump-sum severance payment equal to 24 months of his base salary then in effect as of such termination; iii) continued healthcare coverage as permitted under COBRA for a period of one year following a Covered Termination at the same cost as in effect immediately prior to such termination; and iv) the vested portion of any stock options or other exercisable equity interest in Geron will remain outstanding until the earlier of the second anniversary of the date of termination and the original expiration date of such award. In addition, Dr. Scarlett’s employment agreement provides that the initial option granted to him will vest in full upon a change in control if he is providing services through the date of such change in control. In addition, other stock options granted to Dr. Scarlett will vest in full upon a Change in Control (as defined in the relevant equity plan under which the options were granted) if Dr. Scarlett is providing services through the date of such Change in Control. As described above, Dr. Scarlett is also eligible to participate in Geron’s Amended Severance Plan, provided that any severance benefits payable under Dr. Scarlett’s employment agreement, other than annual incentive bonuses and extended exercisability of any stock options or equity awards, shall be reduced by the amount of severance or other cash payable to Dr. Scarlett under the Amended Severance Plan.

Under the employment agreements for each of the other Named Executive Officers, in the event of a Covered Termination and subject to a release of claims against Geron, each Named Executive Officer will be entitled to a lump-sum severance payment equal to 12 months of base salary then in effect as of such termination, a pro-rated portion of any target annual incentive bonus, continued COBRA coverage for a period of one year following a Covered Termination, and the vested portion of any stock options or other exercisable equity interest in Geron in either case shall remain exercisable until the earlier of the second anniversary of the date of termination and the original expiration date of such award. In addition, stock options granted to each of the Named Executive Officers will vest in full upon a Change in Control (as defined in the relevant equity plan under which the options were granted) if the Named Executive Officer is providing services through the date of such Change in Control. As described above, each of the Named Executive Officers is also eligible to participate in Geron’s Amended Severance Plan, provided that any severance benefits payable under the Named Executive Officer’s employment agreements, other than annual incentive bonuses and extended exercisability of any stock options or equity awards, shall be reduced by the amount of severance or other cash payable to the Named Executive Officers under the Amended Severance Plan.

For the purposes of the Named Executive Officers’ employment agreements, a “Covered Termination” generally means an Involuntary Termination Without Cause that occurs at any time, provided that such termination constitutes a “separation from service” within the meaning of Section 409A of the Code, and “Involuntary Termination Without Cause” generally means an executive officer’s dismissal or discharge other than: i) for cause or ii) following an involuntary or voluntary filing of bankruptcy, an assignment for the benefit of creditors, a liquidation of our assets in a formal proceeding or otherwise or any other event of insolvency by Geron, in any case, without an offer of comparable employment by Geron or a successor, acquirer, or affiliate of Geron.

For purposes of the Named Executive Officers’ employment agreements, “Cause” generally means the executive officer’s: i) willful act or omission constituting dishonesty, fraud or other malfeasance against the Company; ii) conviction of a felony; iii) debarment by the FDA from working in or providing services to any pharmaceutical or biotechnology company or other ineligibility under any law or regulation to perform the employee’s duties to the Company; or iv) breach of any material Company policies.

The potential severance payments under each of the employment agreements for the Named Executive Officers were designed to compensate them for the loss of their income following a Covered Termination. The Compensation Committee believes such benefits are reasonable and appropriate in light of the lengthy time period it generally takes high-level executive officers to secure new positions with responsibilities and compensation that are commensurate with their expertise and experience. Also, the Compensation Committee believes that such severance benefits are in the best interests of Geron and its stockholders insofar as Geron competes for executive talent in a highly competitive market in which companies customarily offer similar benefits to senior executives.

Equity Plans

As set forth in each individual stock option or restricted stock award agreement under the 2011 Plan, in the event of a Change in Control of Geron (defined below), the vesting of each outstanding option and award held by all employees and outside directors will accelerate so that each option shall become fully exercisable for all of the outstanding shares subject to such option immediately prior to the consummation of such transaction and each other type of award shall be fully vested with all forfeiture restrictions on any or all of such awards to lapse. For purposes of the 2011 Plan, a “Change in Control” generally means and includes each of the following: a) as a result of any merger or consolidation, the voting securities of Geron outstanding immediately prior thereto represent (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 49% of the combined voting power of the voting securities of Geron or such surviving or acquiring entity outstanding immediately after such merger or consolidation; b) during any period of 24 consecutive calendar months, the individuals who at the beginning of such period constitute the board of directors, and any new directors whose election by such board of directors or nomination for election by stockholders was approved by a vote of at least two-thirds of the members of such board of directors who were either directors on such board of directors at the beginning of the period or whose election or nomination for election as directors was previously so approved, for any reason cease to constitute at least a majority of the members thereof; c) any individual, entity or group becomes the beneficial owner of more than 20% of the then outstanding shares of Geron Common Stock; d) any sale of all or substantially all of the assets of Geron; or e) the complete liquidation or dissolution of Geron.

In the event of a merger, acquisition or similar change in control, the 1996 Directors’ Stock Option Plan, the 2002 Equity Incentive Plan and the 2006 Directors’ Plan provide through each respective plan or the individual stock option or restricted stock award agreements or both, that each outstanding option and award held by all employees or outside directors will accelerate so that each option will be fully exercisable for all of the shares subject to such option immediately prior to the effective date of the transaction and each other type of award shall be fully vested. In addition, upon the occurrence of such transaction, the 2002 Equity Incentive Plan and the 2006 Directors’ Plan provide that all of the outstanding repurchase rights of Geron with respect to shares of Common Stock acquired upon exercise of options granted, as well as shares of restricted stock under the 2002 Equity Incentive Plan and the 2006 Directors’ Plan, will terminate.

Tax and Accounting Implications for Executive Compensation

The Compensation Committee is responsible for addressing the issues raised by Section 162(m) of the Code, which makes certain “non-performance-based” compensation to certain executive officers of Geron in excess of $1,000,000 non-deductible to us. To qualify as “performance-based” under Section 162(m), compensation payments must be determined pursuant to a plan, by a committee of at least two “outside” directors (as defined in the regulations promulgated under the Code) and must be based on achieving objective performance goals. In addition, the material terms of the plan must be disclosed to and approved by stockholders and the outside directors or the Compensation Committee, as applicable, must certify that the performance goals were achieved before payments can be awarded.

The Compensation Committee will continue to examine the effects of Section 162(m), to monitor the level of compensation paid to executive officers and take appropriate action in response to the provisions of Section 162(m), to the extent practicable while maintaining competitive compensation practices. To maintain flexibility in compensating executive officers in a manner designed to promote varying corporate goals, the Compensation Committee reserves the right to recommend and award compensation that is not deductible under Section 162(m).

In addition to considering the tax consequences, the Compensation Committee considers the accounting consequences of its decisions, including the impact of expenses being recognized in connection with equity-based awards, in determining the size and form of different equity-based awards.

COMPENSATION COMMITTEE REPORT

Our Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K and contained within this Proxy Statement with management and, based on such review and discussions, our Compensation Committee recommended to our Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated into our Annual Report on Form 10-K for the year ended December 31, 2015.

Submitted on March 21, 2016 by the members of the Compensation Committee of the Board of Directors:

Robert J. Spiegel, M.D., FACP	Compensation Committee Chair
Karin Eastham	Compensation Committee Member
V. Bryan Lawlis, Ph.D.	Compensation Committee Member

This Section is not “soliciting material,” is not deemed “ filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, other than in Geron’s Annual Report on Form 10-K where it shall be deemed to be furnished, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

EXECUTIVE COMPENSATION TABLES

Summary Compensation Table

The following table includes information concerning compensation for the years ended December 31, 2015, 2014 and 2013 to our Principal Executive Officer, Principal Financial Officer and our three other most highly compensated executive officers of the Company as of December 31, 2015 (our “Named Executive Officers”).

							Non-Equity	All
						Option	Incentive Plan	Other
		Salary		Bonus		Awards	Compensation	Compensation	Total
Name and Principal Position	Year	($)		($)		($)(1)	($)(2)	($)(3)	($)
John A. Scarlett, M.D.	2015	$604,095		$—		$1,859,340	$362,457	$61,793	$2,887,685
President and Chief Executive Officer	2014	586,500		70,380	(4)	5,001,416	351,900	60,807	6,071,003
	2013	569,250		—		1,308,242	341,550	59,299	2,278,341

Olivia K. Bloom	2015	$375,950		$—		$650,769	$174,253	$12,468	$1,213,440
Executive Vice President, Finance,	2014	365,000		16,425	(4)	1,468,600	174,105	12,126	2,036,256
Chief Financial Officer and Treasurer	2013	330,000		—		462,899	135,960	28,297	957,156

Melissa A. Kelly Behrs	2015	$362,560		$—		$650,769	$172,941	$35,257	$1,221,527
Executive Vice President, Bus. Dev.	2014	352,000		15,840	(4)	1,468,600	172,656	33,467	2,042,563
and Portfolio & Alliance Management	2013	341,550		—		417,480	148,916	38,310	946,256

Andrew J. Grethlein, Ph.D.	2015	$390,370		$—		$650,769	$180,937	$36,308	$1,258,384
Executive Vice President,	2014	379,000		17,055	(4)	1,468,600	180,783	34,379	2,079,817
Development and Technical	2013	367,425		—		294,630	170,301	34,219	866,575
Operations

Stephen N. Rosenfield, J.D.	2015	$321,360	(5)	$—		$650,769	$148,950	$13,872	$1,134,951
Executive Vice President, General	2014	312,000	(5)	14,040	(4)	1,468,600	148,824	13,347	1,956,811
Counsel and Corporate Secretary	2013	302,220	(5)	—		415,916	146,199	19,039	883,374

____________________

(1)	Amounts represent the aggregate grant date fair value of stock option awards granted during the applicable fiscal year as calculated in accordance with FASB ASC Topic 718. For additional information, refer to Note 8 of the financial statements in our Annual Report on Form 10-K for the year ended December 31, 2015 regarding assumptions underlying the valuation of stock option awards and the calculation method. For 2013, amounts shown under the “Option Awards” column for Ms. Bloom, Mr. Rosenfield and Ms. Behrs also include the aggregate incremental fair value associated with the modification of stock options modified in 2013. Refer to the supplemental table of the section entitled “Outstanding Equity Awards at Fiscal Year-End” for information as to each Named Executive Officers’ vested and unvested stock option holdings, and under the section entitled “Grants of Plan-Based Awards for 2015” for the number of stock options granted during 2015.

(2)	Amounts disclosed under the “Non-Equity Incentive Plan Compensation” column represent the annual incentive bonuses earned pursuant to our annual incentive bonus plan. For further discussion see the section entitled “Compensation Discussion and Analysis – 2015 Annual Incentive Bonuses”.

(3)	Amounts shown include, as applicable: (i) reimbursements for housing and travel expenses; (ii) the portion of life and health insurance premiums paid by the Company; and (iii) the matching contributions made to the Geron 401(k) Plan on behalf of the Named Executive Officers. Amounts for the year ended December 31, 2015 were as follows:

	Housing and Travel	Insurance	401(k)
	Reimbursements	Premiums	Match	Total
Named Executive Officer	($)	($)	($)(a)	($)
John A. Scarlett, M.D.	$44,000	$17,793	$—	$61,793
Olivia K. Bloom	$—	$3,468	$9,000	$12,468
Melissa A. Kelly Behrs	$—	$24,236	$11,021	$35,257
Andrew J. Grethlein, Ph.D.	$—	$24,308	$12,000	$36,308
Stephen N. Rosenfield, J.D.	$—	$1,872	$12,000	$13,872
____________________

(a)	Under Geron’s 401(k) Plan, all participating employees may contribute up to the annual Internal Revenue Service contribution limit. In December 2014, the Board approved a matching contribution equal to 50% of each employee’s annual contributions during 2015. The matching contribution was made in cash on January 15, 2016.

(4)	Amounts represent the discretionary portion of the annual incentive bonus awarded to each Named Executive Officer in 2014.

(5)	The actual base salary amounts reflect Mr. Rosenfield’s employment at 80% full-time equivalent.

Grants of Plan-Based Awards for 2015

The following table sets forth information regarding grants of plan-based awards with respect to each of the Named Executive Officers for the fiscal year ended December 31, 2015:

					All
				Estimated	Other
				Possible	Option
				Payouts Under	Awards:		Grant Date
				Non-Equity	Number of	Exercise	Fair Value of
				Incentive Plan	Securities	Price	Stock
				Awards	Underlying	of Stock	Option
	Approval	Grant		Target(1)	Options	Options	Awards
Named Executive Officer	Date	Date		($)	(#)	($/Sh)	($)(2)
John A. Scarlett, M.D.	3/11/15	3/13/15	(3)	—	600,000	$4.34	$1,859,340
		—		$362,457	—	—	—

Olivia K. Bloom	3/6/15	3/13/15	(3)	—	210,000	$4.34	$650,769
		—		$169,178	—	—	—

Melissa A. Kelly Behrs	3/6/15	3/13/15	(3)	—	210,000	$4.34	$650,769
		—		$163,152	—	—	—

Andrew J. Grethlein, Ph.D.	3/6/15	3/13/15	(3)	—	210,000	$4.34	$650,769
		—		$175,667	—	—	—

Stephen N. Rosenfield, J.D.	3/6/15	3/13/15	(3)	—	210,000	$4.34	$650,769
		—		$144,612	—	—	—
____________________

(1)	This column sets forth the target amount of each Named Executive Officer’s annual incentive bonus award for the fiscal year ended December 31, 2015 under our annual incentive bonus plan. Accordingly, the amounts set forth in this column do not represent actual compensation earned by the Named Executive Officers for the fiscal year ended December 31, 2015. For the actual compensation paid to our Named Executive Officers for the fiscal year ended December 31, 2015, see the section entitled “Summary Compensation Table”. For further discussion see the section entitled “Compensation Discussion and Analysis – 2015 Annual Incentive Bonuses”.

(2)	Amounts represent the grant date fair value of each stock option granted in 2015 calculated in accordance with FASB ASC Topic 718. For additional information, refer to Note 8 of the financial statements in our Annual Report on Form 10-K for the year ended December 31, 2015 regarding assumptions underlying the valuation of stock option awards and the calculation method.

(3)	Stock option vests in a series of 48 equal consecutive monthly installments commencing March 13, 2015, provided the executive officer continues to provide services to the Company.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

Employment Agreements. Each of our Named Executive Officers has entered into a written employment agreement with Geron. Descriptions of our employment agreements with our Named Executive Officers are included under the section entitled “Compensation Discussion and Analysis – Employment Agreements”. Our Named Executive Officers are entitled to certain severance benefits payable in connection with a Covered Termination and upon a change in control of Geron under their employment agreements as described under the section entitled “Compensation Discussion and Analysis – Severance and Change in Control Benefits”.

Severance Plan. Our Amended Severance Plan provides for all of our employees, including each of our Named Executive Officers, to receive a cash severance payment and other benefits on a “double-trigger” basis. Description of our Amended Severance Plan is included under the section entitled “Compensation Discussion and Analysis – Severance and Change in Control Benefits”.

Annual Incentive Bonuses. We provide for annual incentive bonuses to reward executive officers for performance in the prior fiscal year. For more information regarding our annual incentive bonus plan, see the section entitled “Compensation Discussion and Analysis – 2015 Annual Incentive Bonuses”.

Equity Awards. All stock options awarded to our Named Executive Officers during 2015 were granted under our 2011 Plan. Descriptions of the terms of the stock options granted to our Named Executive Officers are included under the section entitled “Compensation Discussion and Analysis – Components – 2015 Equity Awards”. Events that can accelerate the vesting of our stock options are described under the section entitled “Compensation Discussion and Analysis – Severance and Change in Control Benefits”.

Our 2011 Plan was approved by our Board and our stockholders in 2011 and replaced our Amended and Restated 2002 Equity Incentive Plan. The 2011 Plan provides for the grant of stock options, restricted stock, restricted stock units, performance awards and other stock and cash awards. The exercise price of a stock option may not be less than 100% of the closing price of Geron Common Stock as reported by the NASDAQ Global Select Market on the date of grant. Stock options generally have a term of ten years, but may terminate sooner in connection with the holder’s termination of service with us. Stock options vest based on conditions determined by the Compensation Committee or the Board, which typically include continued service, but may also include performance goals and/or other conditions. All equity awards granted under the 2011 Plan are subject to acceleration under certain change in control circumstances described under the section entitled “Compensation Discussion and Analysis – Severance and Change in Control Benefits”.

Outstanding Equity Awards at Fiscal Year-End

The following table includes information with respect to all outstanding equity awards held by our Named Executive Officers as of December 31, 2015.

	Option Awards
			Number	Number
			of	of
			Securities	Securities
			Underlying	Underlying
			Unexercised	Unexercised	Option
			Options	Options	Exercise	Option
	Grant		Exercisable	Unexercisable	Price	Expiration
Named Executive Officer	Date		(#)	(#)	($/Sh)	Date
John A. Scarlett, M.D.	9/29/11		1,000,000	—	$2.16	9/29/21
	5/17/12	(1)	452,396	52,604	$1.41	5/17/22
	2/13/13	(1)	949,167	390,833	$1.50	2/13/23
	2/11/14	(1)	614,167	725,833	$5.09	2/11/24
	3/13/15	(1)	112,500	487,500	$4.34	3/13/25

Olivia K. Bloom	5/24/06		33,750	—	$6.63	5/24/16
	5/23/07		20,000	—	$9.32	5/23/17
	5/28/08		20,000	—	$3.97	5/28/18
	5/28/08		10,829	—	$3.97	5/28/18
	5/29/09		20,000	—	$6.52	5/29/19
	5/29/09		7,500	—	$6.52	5/29/19
	5/29/09		20,000	—	$6.52	5/29/19
	5/19/10		20,000	—	$5.29	5/19/20
	5/20/11		50,000	—	$4.65	5/20/21
	5/17/12	(1)	192,604	22,396	$1.41	5/17/22
	2/12/13	(1)	283,333	116,667	$1.51	2/12/23
	2/10/14	(1)	183,333	216,667	$5.01	2/10/24
	3/13/15	(1)	39,375	170,625	$4.34	3/13/25

	Option Awards
			Number	Number
			of	of
			Securities	Securities
			Underlying	Underlying
			Unexercised	Unexercised	Option
			Options	Options	Exercise	Option
	Grant		Exercisable	Unexercisable	Price	Expiration
Named Executive Officer	Date		(#)	(#)	($/Sh)	Date
Melissa A. Kelly Behrs	5/24/06		60,000	—	$6.63	5/24/16
	5/23/07		50,000	—	$9.32	5/23/17
	5/28/08		50,000	—	$3.97	5/28/18
	5/28/08		14,167	—	$3.97	5/28/18
	5/29/09		50,000	—	$6.52	5/29/19
	5/29/09		20,000	—	$6.52	5/29/19
	5/19/10		50,000	—	$5.29	5/19/20
	5/19/10		10,000	—	$5.29	5/19/20
	5/20/11		50,000	—	$4.65	5/20/21
	5/17/12	(1)	268,750	31,250	$1.41	5/17/22
	2/12/13	(1)	212,500	87,500	$1.51	2/12/23
	2/10/14	(1)	183,333	216,667	$5.01	2/10/24
	3/13/15	(1)	39,375	170,625	$4.34	3/13/25

Andrew J. Grethlein, Ph.D.	9/19/12	(2)	487,500	112,500	$1.70	9/19/22
	2/12/13	(3)	212,500	87,500	$1.51	2/12/23
	2/10/14	(1)	183,333	216,667	$5.01	2/10/24
	3/13/15	(1)	39,375	170,625	$4.34	3/13/25

Stephen N. Rosenfield, J.D.	11/1/11	(4)	36,000	—	$2.22	11/1/21
	2/16/12	(5)	407,292	17,708	$2.14	2/16/22
	5/17/12	(6)	179,167	20,833	$1.41	5/17/22
	2/12/13	(1)	297,500	122,500	$1.51	2/12/23
	2/10/14	(1)	183,333	216,667	$5.01	2/10/24
	3/13/15	(1)	39,375	170,625	$4.34	3/13/25
____________________

(1)	Stock option vests in a series of 48 equal consecutive monthly installments commencing from the date of grant, provided the executive officer continues to provide services to the Company.

(2)	Stock option vests as follows: 75,000 shares on March 17, 2013 and the remaining 525,000 shares in a series of 42 equal consecutive monthly installments commencing from March 17, 2013, provided the executive officer continues to provide services to the Company.

(3)	Stock option vests as follows: 12,500 shares on April 12, 2013 and the remaining 287,500 shares in a series of 46 equal consecutive monthly installments commencing from April 12, 2013, provided the executive officer continues to provide services to the Company.

(4)	Stock option was granted in connection with Mr. Rosenfield’s consulting agreement prior to his employment with the Company.

(5)	Stock option vests as follows: 53,125 shares on August 16, 2012 and the remaining 371,875 shares in a series of 42 equal consecutive monthly installments commencing from August 16, 2012, provided the executive officer continues to provide services to the Company.

(6)	Stock option vests as follows: 12,500 shares on August 17, 2012 and the remaining 187,500 shares in a series of 45 equal consecutive monthly installments commencing from August 17, 2012, provided the executive officer continues to provide services to the Company.

Option Exercises and Restricted Stock Awards Vested in 2015

The following table includes certain information with respect to the vesting of restricted stock awards held by the Named Executive Officers during the fiscal year ended December 31, 2015. No options were exercised by the Named Executive Officers during the fiscal year ended December 31, 2015.

	Number of	Value
	Shares Acquired	Realized on
	On Vesting	Vesting
Named Executive Officer	(#)(1)	($)(2)
John A. Scarlett, M.D.	—	$—
Olivia K. Bloom	6,250	$23,969
Melissa A. Kelly Behrs	6,250	$23,969
Andrew J. Grethlein, Ph.D.	—	$—
Stephen N. Rosenfield, J.D.	—	$—
____________________

(1)	Represents the vesting of previously granted restricted stock awards.

(2)	The value realized is based upon the closing price of our Common Stock as reported by the NASDAQ Global Select Market on the vesting date multiplied by the number of shares of restricted stock vested.

Pension Benefits

None of the Named Executive Officers participates in or has an account balance under any defined benefit pension or retirement plans sponsored by the Company.

Non-Qualified Deferred Compensation

None of the Named Executive Officers participates in or has an account balance under non-qualified defined contribution plans or other non-qualified deferred compensation plans maintained by the Company.

Additional Benefits

The Named Executive Officers are eligible to participate in our benefit plans generally available to all employees, as described in the section entitled “Compensation Discussion and Analysis – Other Compensation.”

Potential Payments Upon Termination or Change in Control

See discussion of potential payments upon termination or change in control in the section entitled, “Compensation Discussion and Analysis – Severance and Change in Control Benefits.”

The table below summarizes potential maximum payments under the Amended Severance Plan, or individual employment agreements, as applicable, for the Named Executive Officers and our equity plans if a qualifying termination and/or change in control event occurred on December 31, 2015.

Named Executive Officer	Benefit	Covered Termination (No Change in Control)(1)	Termination Without Cause or for Good Reason (Change in Control)(2)(3)	Change in Control Without Termination(3)
John A. Scarlett, M.D.	Severance	$1,570,647	$1,570,647
	Continued
	Healthcare
	Benefits	23,877	35,816
	Option
	Vesting	—	1,729,564	$1,729,564
Total		$1,594,524	$3,336,027	$1,729,564

Named Executive Officer	Benefit	Covered Termination (No Change in Control)(1)	Termination Without Cause or for Good Reason (Change in Control)(2)(3)	Change in Control Without Termination(3)
Olivia K. Bloom	Severance	$545,128	$639,115
	Continued
	Healthcare
	Benefits	3,468	4,335
	Option
	Vesting	—	550,632	$550,632
Total		$548,596	$1,194,082	$550,632

Melissa A. Kelly Behrs	Severance	$525,712	$616,352
	Continued
	Healthcare
	Benefits	32,807	41,009
	Option
	Vesting	—	483,875	$483,875
Total		$558,519	$1,141,236	$483,875

Andrew J. Grethlein, Ph.D.	Severance	$566,037	$663,629
	Continued
	Healthcare
	Benefits	32,880	41,100
	Option
	Vesting	—	729,938	$729,938
Total		$598,917	$1,434,667	$729,938

Stephen N. Rosenfield, J.D.	Severance	$465,972	$546,312
	Continued
	Healthcare
	Benefits	1,872	2,340
	Option
	Vesting	—	612,506	$612,506
Total		$467,844	$1,161,158	$612,506
____________________

(1)

Amounts represent lump-sum severance payments, target annual incentive bonus or accrued annual incentive bonus and continued healthcare benefits that could be paid to the Named Executive Officer upon a Covered Termination, not in connection with a change in control transaction on December 31, 2015, under such Named Executive Officer’s employment agreement as of December 31, 2015, as applicable. Descriptions of the severance payments in the event of the Covered Termination provided for under such Named Executive Officer’s employment agreement are included under the section entitled “Compensation Discussion and Analysis – Severance and Change in Control Benefits”. Any payments made under the Named Executive Officer’s employment agreement would be deducted from payments due under the Amended Severance Plan.

(2)

Amounts represent lump-sum severance payments, target annual incentive bonus or accrued annual incentive bonus, continued healthcare benefits and the intrinsic value of acceleration of unvested stock options, based on a market value of $4.84 per share of Common Stock as of December 31, 2015, as applicable, that could be paid to the Named Executive Officer under such Named Executive Officer’s employment agreement and/or our Amended Severance Plan in the event of the Covered Termination or Change in Control Triggering Event on December 31, 2015, as applicable. Any payments made under the Named Executive Officer’s employment agreement would be deducted from payments due under the Amended Severance Plan.

(3)

Amounts represent or include, as applicable, the intrinsic value of unvested stock options that would become fully vested and exercisable upon a change in control regardless of termination, based on a market value of $4.84 per share of Common Stock as of December 31, 2015.

EQUITY COMPENSATION PLANS

The following table summarizes information with respect to equity awards under Geron’s equity compensation plans at December 31, 2015:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(1)
	(a)	(b)	(c)
Equity compensation plans approved by
security holders	17,205,683 (2)	$3.29	12,997,281 (3)
Equity compensation plans not approved by
security holders	—		—
Total	17,205,683	$3.29	12,997,281
____________________

(1)	The table does not include information regarding Geron’s 401(k) Plan. The Geron 401(k) Plan permits us to make matching contributions on behalf of plan participants, which matching contributions can be made in Common Stock that vests ratably over four years for each year of service completed by the employee, commencing from the date of hire, until it is fully vested when the employee has completed four years of service. As of December 31, 2015, there were approximately 734,049 shares of Common Stock held in this plan.

(2)	Consists of 1,047,991 shares to be issued upon exercise of outstanding options under the 2002 Equity Incentive Plan, 15,041,067 shares under the 2011 Incentive Award Plan, 5,000 shares under the 1996 Directors’ Stock Option Plan and 1,111,625 shares under the 2006 Directors’ Plan.

(3)	Consists of 942,365 shares of Common Stock available for issuance under the 2014 Employee Stock Purchase Plan and 12,054,916 shares of Common Stock available for issuance under the 2011 Incentive Award Plan.

PROPOSAL 3

RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has selected Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016, and has further directed that management submit the selection of the independent registered public accounting firm for ratification by our stockholders at the Annual Meeting. Ernst & Young LLP has served as our independent registered public accounting firm since 1992. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from stockholders.

We have been informed by Ernst & Young LLP that, to the best of their knowledge, neither the firm nor any of its members or their associates has any direct financial interest or material indirect financial interest in Geron or our affiliates.

Stockholder ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm is not required by our Bylaws or otherwise. However, the Board is submitting the selection of Ernst & Young LLP to our stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of Geron and our stockholders.

Vote Required and Board Recommendation

Stockholder ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at this meeting. Abstentions will have the same effect as a vote against this proposal, and broker non-votes will have no effect on the outcome of this proposal.

The Board of Directors Unanimously Recommends That
Stockholders Vote FOR Proposal 3

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The Audit Committee maintains policies and procedures for the pre-approval of work performed by the independent registered public accounting firm. Under the Audit Committee’s charter, all engagements of the independent registered public accounting firm must be approved in advance by the Audit Committee. Management recommendations will be considered in connection with such engagements, but management will have no authority to approve engagements. For each quarterly Audit Committee meeting, management prepares a schedule of all fees paid to Ernst & Young LLP during the previous quarter and estimated fees for projects contemplated in the following quarter. The Chairperson of the Audit Committee must be notified at any time the fees for a specific project exceed 20% of the approved budget for authorization to continue the project.

Upon recommendation by the Audit Committee, the Board selected Ernst & Young LLP to act in the same capacity for the fiscal year ending December 31, 2016. We have been informed by Ernst & Young LLP, to the best of their knowledge, that neither the firm nor any of its members or their associates has any financial interest, direct or indirect in Geron or our affiliates.

Audit Fees and All Other Fees

The Audit Committee approved 100% of all audit and other services provided by Ernst & Young LLP in 2015 and 2014. The total fees paid to Ernst & Young LLP for the last two fiscal years are as follows:

	Fiscal Year Ended December 31, 2015	Fiscal Year Ended December 31, 2014
Audit Fees(1)	$530,000	$615,679
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees(2)	940	1,995
____________________

(1)	Audit Fees include the integrated audit of annual financial statements and internal control over financial reporting, reviews of quarterly financial statements included in Quarterly Reports on Forms 10-Q, consultations on matters addressed during the audit or quarterly reviews, and services provided in connection with SEC filings, including consents and comment and comfort letters.

(2)	Amounts represent fees for access to Ernst & Young’s technical research portal.

AUDIT COMMITTEE REPORT

The Audit Committee of Geron Corporation’s Board of Directors is comprised of three independent directors as required by the listing standards of NASDAQ. The Audit Committee operates pursuant to a written charter adopted and amended by the Board in May 2015. A copy of the Audit Committee’s amended and restated charter is available on our website at www.geron.com.

The members of the Audit Committee are Ms. Eastham (Chairperson), Dr. Lawlis and Mr. Bradbury. The Board has determined that all members of the Audit Committee are financially literate as required by NASDAQ. The Board has also determined that Ms. Eastham and Mr. Bradbury are audit committee financial experts as defined by NASDAQ.

The function of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities regarding: (i) the quality and integrity of our financial statements, (ii) our compliance with legal and regulatory requirements, (iii) the qualifications and independence of the independent registered public accounting firm serving as our auditors and (iv) the performance of the independent registered public accounting firm.

Management is responsible for Geron’s internal controls and financial reporting. The independent registered public accounting firm is responsible for performing an independent audit of Geron’s financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In this context, the Audit Committee hereby reports as follows:

1)	The Audit Committee has reviewed and discussed the audited financial statements of the Company as of and for the fiscal year ended December 31, 2015 with management and the independent registered public accounting firm serving as the Company’s independent auditors.

2)	The Audit Committee has discussed with the independent auditors the matters required to be discussed by Auditing Standard No. 16 (Communication with Audit Committees) as adopted by the Public Company Accounting Oversight Board, other professional standards, membership provisions of the SEC Practice Session, and other SEC rules, as currently in effect.

3)	The Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence, and has discussed with the independent auditors the independent auditor’s independence.

4)	The Audit Committee has considered whether the independent auditor’s provision of non-audit services to the Company is compatible with maintaining the independent auditor’s independence.

Based on the reports and discussions described above, the Audit Committee recommended to the Board that the audited financial statements be included in Geron’s Annual Report on Form 10-K for the year ended December 31, 2015, for filing with the SEC.

Submitted on March 3, 2016 by the members of the Audit Committee of Geron’s Board of Directors.

Karin Eastham (Chairperson)
Daniel M. Bradbury
V. Bryan Lawlis, Ph.D.

____________________

This Section is not “soliciting material,” is not deemed “ filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the amount and percentage of the outstanding shares of Common Stock, which, according to the information supplied to us, are beneficially owned by: (i) each person, or group of affiliated persons, who is known by us to be a beneficial owner of more than 5% of our outstanding Common Stock, (ii) each of our directors and nominees for director, (iii) each of our Named Executive Officers and (iv) all current directors and executive officers as a group. Unless otherwise indicated, the address for each of the stockholders in the table below is c/o Geron Corporation, 149 Commonwealth Drive, Suite 2070, Menlo Park, CA 94025. Except for information based on Schedules 13G, as indicated in the footnotes, beneficial ownership is stated as of February 11, 2016.

	Beneficial Ownership(1)
Beneficial Owner	Number of Shares	Percent of Total
Directors/Nominees and Named Executive Officers:
Daniel M. Bradbury(2)	293,638	*
Karin Eastham(3)	254,547	*
Hoyoung Huh, M.D., Ph.D.(4)	416,619	*
V. Bryan Lawlis, Ph.D.(5)	175,000	*
Susan M. Molineaux, Ph.D.(6)	175,109	*
Robert J. Spiegel, M.D., FACP(7)	223,739	*
Melissa A. Kelly Behrs(8)	1,274,447	*
Olivia K. Bloom(9)	1,110,209	*
Andrew J. Grethlein, Ph.D.(10)	1,036,433	*
Stephen N. Rosenfield, J.D.(11)	1,271,957	*
John A. Scarlett, M.D.(12)	3,542,710	2.18%
All directors and executive officers as a group (11 persons)(13)	9,774,408	5.82%
5% Beneficial Holders:
FMR LLC(14)	23,721,325	14.93%
245 Summer Street, Boston, MA 02210
BlackRock, Inc.(15)	10,687,314	6.73%
55 East 52nd Street, New York, NY 10055
____________________

*	Represents beneficial ownership of less than 1% of Common Stock.

(1)

Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of Common Stock exercisable pursuant to the exercise of options held by that person that are currently exercisable or exercisable within 60 days of February 11, 2016 are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of each other person. Applicable percentages are based on 158,916,775 shares outstanding on February 11, 2016, adjusted as required by rules promulgated by the SEC. The persons named in this table, to the best of our knowledge, have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and except as indicated in the other footnotes to this table.

(2)	Consists of 142,776 shares held directly by Daniel M. Bradbury, 10,862 shares held by The Bradbury Family Trust and 140,000 shares issuable upon the exercise of outstanding options held by Mr. Bradbury exercisable within 60 days of February 11, 2016.

(3)	Consists of 39,047 shares held directly by Karin Eastham and 215,500 shares issuable upon the exercise of outstanding options held by Ms. Eastham exercisable within 60 days of February 11, 2016.

(4)	Consists of 119,119 shares held by Hoyoung Huh and 297,500 shares issuable upon the exercise of outstanding options held by Dr. Huh exercisable within 60 days of February 11, 2016.

(5)	Consists of 175,000 shares issuable upon the exercise of outstanding options held by V. Bryan Lawlis exercisable within 60 days of February 11, 2016.

(6)	Consists of 35,109 shares held by the Molineaux Family Trust and 140,000 shares issuable upon the exercise of outstanding options held by Dr. Molineaux exercisable within 60 days of February 11, 2016.

(7)	Consists of 48,739 shares held directly by Robert J. Spiegel and 175,000 shares issuable upon exercise of outstanding options held by Dr. Spiegel exercisable within 60 days of February 11, 2016.

(8)	Consists of 123,614 shares held directly by Melissa A. Kelly Behrs and 1,150,833 shares issuable upon exercise of outstanding options held by Ms. Behrs exercisable within 60 days of February 11, 2016.

(9)	Consists of 115,839 shares held directly by Olivia K. Bloom and 994,370 shares issuable upon the exercise of outstanding options held by Ms. Bloom exercisable within 60 days of February 11, 2016.

(10)	Consists of 2,267 shares held directly by Andrew J. Grethlein and 1,034,166 shares issuable upon the exercise of outstanding options held by Dr. Grethlein exercisable within 60 days of February 11, 2016.

(11)	Consists of 17,624 shares held directly by Stephen N. Rosenfield and 1,254,333 shares issuable upon the exercise of outstanding options held by Mr. Rosenfield exercisable within 60 days of February 11, 2016.

(12)	Consists of 125,000 shares held by the John A. Scarlett III 1999 Trust and 3,417,710 shares issuable upon exercise of outstanding options held by Dr. Scarlett exercisable within 60 days of February 11, 2016.

(13)	Consists of shares beneficially owned by our current directors and executive officers as described in footnotes (2) through (12).

(14)	The indicated ownership is based solely on a Schedule 13G/A filed with the SEC by FMR LLC (“FMR”) on February 12, 2016, reporting beneficial ownership as of December 31, 2015. The Schedule 13G/A filed by the reporting person provides information only as of December 31, 2015, and, consequently, the beneficial ownership of the above-mentioned reporting person may have changed between December 31, 2015 and February 11, 2016. FMR has sole voting power with respect to 500 shares and sole dispositive power with respect to all of the shares. FMR is the beneficial owner of 23,721,325 shares. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR, representing 49% of the voting power of FMR. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR. Neither FMR nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act (“Fidelity Funds”) advised by Fidelity Management & Research Company, a wholly owned subsidiary of FMR, which power resides with the Fidelity Funds’ Boards of Trustees. Fidelity Management & Research Company carries out the voting of the shares under written guidelines established by the Fidelity Funds’ Boards of Trustees.

(15)	The indicated ownership is based solely on a Schedule 13G/A filed with the SEC by BlackRock, Inc. (“BlackRock”) on January 26, 2016, reporting beneficial ownership as of December 31, 2015. The Schedule 13G/A filed by the reporting person provides information only as of December 31, 2015, and, consequently, the beneficial ownership of the above-mentioned reporting person may have changed between December 31, 2015 and February 11, 2016. BlackRock has sole voting power with respect to 10,391,795 shares and sole dispositive power with respect to all of the shares. BlackRock is the beneficial owner of 10,687,314 shares.

CERTAIN TRANSACTIONS

There has not been, nor is there currently proposed, any transaction or series of similar transactions to which the Company was or is to be a party in which the amount involved exceeds $120,000 and in which any current director, executive officer, holder of more than 5% of our Common Stock or any immediate family member of any of the foregoing persons had or will have a direct or indirect material interest other than with respect to compensation arrangements described under the sections entitled “Executive Compensation Tables” and “Compensation of Directors,” and the indemnification agreements described below.

Certain Transactions With or Involving Related Persons

Indemnity Agreements

We have entered into indemnity agreements with all of our executive officers and directors which provide, among other things, that we will indemnify such executive officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines, settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason for his or her position as a director, executive officer or other agent of the Company, and otherwise to the full extent permitted under Delaware law and our Bylaws.

Policies and Procedures

Our Audit Committee is responsible for reviewing and approving all related party transactions, which would include a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we and any “related person” are participants involving an amount that exceeds $120,000, not including transactions involving compensation for services provided to Geron as an employee, director, consultant or similar capacity by a related person. Related parties include any of our directors or executive officers, certain of our stockholders and their immediate family members. This obligation is set forth in writing in the Audit Committee charter. A copy of the Audit Committee charter is available on the Corporate Governance page under the Investor Relations section of our website at www.geron.com.

Where a transaction has been identified as a related-person transaction, management would present information regarding the proposed related-person transaction to the Audit Committee (or, where Audit Committee approval would be inappropriate, to another independent body of the Board) for consideration and approval or ratification. The presentation would include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to Geron of the transaction and whether any alternative transactions were available. To identify related-person transactions in advance, the Audit Committee relies on information supplied by Geron’s executive officers and directors. In considering related-person transactions, the Audit Committee takes into account the relevant available facts and circumstances including, but not limited to: (a) the risks, costs and benefits to Geron, (b) the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated, (c) the terms of the transaction, (d) the availability of other sources for comparable services or products and (e) the terms available to or from, as the case may be, unrelated third parties or to or from employees generally. In the event a director has an interest in the proposed transaction, the director must recuse himself or herself from the deliberations and approval. In determining whether to approve, ratify or reject a related-person transaction, the Audit Committee considers, in light of known circumstances, whether the transaction is in, or is not inconsistent with, the best interests of Geron and our stockholders, as the Audit Committee determines in the good faith exercise of its discretion.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who beneficially own more than 10% of a registered class of our equity securities (collectively, “Reporting Persons”), to file with the SEC initial reports of ownership and reports of changes in ownership of Geron Common Stock and other equity securities. Reporting Persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely upon a review of the copies of such reports furnished to us and written representations from such directors, executive officers and stockholders that no other reports were required, we believe that during fiscal year ended December 31, 2015, all Reporting Persons complied with the applicable Section 16(a) reporting requirements.

Stockholder Nominations and Proposals for 2017 Annual Meeting

We expect to hold our 2017 Annual Meeting of Stockholders in May 2017. All proposals or director nominations by stockholders intended to be presented at the 2017 Annual Meeting of Stockholders must be directed to the attention of our Corporate Secretary, at the address set forth on the first page of this Proxy Statement.

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by December 5, 2016, to our Corporate Secretary at Geron Corporation, 149 Commonwealth Drive, Suite 2070, Menlo Park, California, 94025, and must comply with all applicable requirements of Rule 14a-8 promulgated under the Exchange Act. However, if our 2017 Annual Meeting of Stockholders is not held between April 17, 2017 and June 16, 2017, then the deadline will be a reasonable time prior to the time we begin to print and send our proxy materials.

If you wish to bring a proposal before the stockholders or nominate a director at the 2017 Annual Meeting of Stockholders, but you are not requesting that your proposal or nomination be included in next year’s proxy materials, you must notify our Corporate Secretary, in writing, not earlier than the close of business on January 17, 2017 and not later than the close of business on February 16, 2017. However, if the 2017 Annual Meeting of Stockholders is not held between April 17, 2017 and July 16, 2017, the notice must be delivered no later than the 90th day prior to the 2017 Annual Meeting of Stockholders or, if later, the 10th day following the day on which public disclosure of the date of the 2017 Annual Meeting of Stockholders is made. In addition, our Bylaws provide that the stockholder’s notice must include certain information for the person making the proposal or the nomination for director, including:

●	name and address;
●	the class and number of shares of the Company, owned of record or beneficially owned;
●	any derivative, swap or other transaction which gives economic risk similar to ownership of shares of the Company;
●	any proxy, agreement, arrangement, understanding or relationship that confers a right to vote any shares of the Company;
●	any agreement, arrangement, understanding or relationship, engaged in to increase or decrease the level of risk related to, the voting power with respect to, and certain other arrangements or agreements with respect to, shares of the Company;

●	any performance-related fees that the proposing/nominating person is entitled, based on any increase or decrease in the value of any shares of the Company; and
●	any other information required by the SEC to be disclosed in a proxy statement or certain other filings.

The stockholder’s notice must also include information for each proposed director nominee, including:

●	the same information as for the nominating person set forth above;
●	all information required to be disclosed in a proxy statement in connection with election of directors; and
●	financial or other relationships between the nominating person and the nominee during the past three years.

Copies of our Bylaws may be obtained from our Corporate Secretary.

Director Nominees Recommended by Stockholders

The Nominating and Corporate Governance Committee, to date, has not adopted a formal policy with regard to the consideration of director candidates recommended by stockholders and will consider director candidates recommended by stockholders on a case-by-case basis, as appropriate. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee should send written notice to the Nominating and Corporate Governance Committee Chairman, Geron Corporation, 149 Commonwealth Drive, Suite 2070, Menlo Park, CA 94025, within the time periods set forth above. Such notification should set forth all information relating to such nominee as is required to be disclosed in solicitations of proxies for elections of directors pursuant to Regulation 14A under the Exchange Act, including such person’s written consent to being named in a proxy statement as a nominee and to serving as a director if elected, the name and address of such stockholder or beneficial owner on whose behalf the nomination is being made, the class and number of shares of the Company owned beneficially and of record by such stockholder or beneficial owner, and all information regarding the nominee that would be required to be included in the Company’s proxy statement by the rules of the SEC, including the nominee’s age, business experience for the past five years and any directorships held by the nominee during the past five years. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates based on whether the candidate was recommended by a stockholder or not.

Director Qualifications

The Nominating and Corporate Governance Committee believes that nominees for election to the Board must possess certain minimum qualifications and attributes. The nominee: 1) must meet the objective independence requirements set forth by the SEC and NASDAQ, 2) must exhibit strong personal integrity, character and ethics, and a commitment to ethical business and accounting practices, 3) must not be involved in on-going litigation with the Company or be employed by an entity which is engaged in such litigation and 4) must not be the subject of any on-going criminal investigations, including investigations for fraud or financial misconduct. In addition, the Nominating and Corporate Governance Committee may consider the following criteria, among others:

(i)	experience in corporate management, such as serving as an officer or former officer of a publicly held company, and a general understanding of marketing, finance and other elements relevant to the success of a publicly traded company in today’s business environment;

(ii)	experience in our industry and with relevant social policy concerns;

(iii)	experience as a board member of other publicly held companies;

(iv)	expertise in an area of our operations; and

(v)	practical and mature business judgment, including the ability to make independent analytical inquiries.

The Nominating and Corporate Governance Committee does not specifically consider diversity in identifying nominees for election as a director. However, specific experience or expertise that could assist Geron in developing our clinical product opportunity provides added value and insight to the Board. In general, the Nominating and Corporate Governance Committee aspires the Board to be comprised of individuals that represent a diversity of professional experiences and perspectives and who portray characteristics of diligence, commitment, mutual respect and professionalism with an emphasis on consensus building. The Board does not follow any ratio or formula to determine the appropriate mix. Rather, it uses its judgment to identify nominees whose backgrounds, attributes and experiences, taken as a whole, will contribute to the high standards of board service at Geron.

Directors are expected to rigorously prepare for, attend and participate in Board meetings and meetings of the Committees of the Board on which they serve, to ask direct questions and require straight answers, and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities and duties as directors. Each Board member is expected to ensure that other existing and planned future commitments do not materially interfere with the member’s service as an outstanding director.

General

Your proxy is solicited on behalf of our Board of Directors. Unless otherwise directed, proxies will be voted at the Annual Meeting (or an adjournment or postponement thereof), “FOR” all of the nominees listed in Proposal 1 and “FOR” Proposals 2 and 3. If any matter other than those described in this Proxy Statement were to be properly submitted for a vote at the Annual Meeting, or with respect to any adjournment or postponement thereof, the proxy holders appointed by the Board will have the discretion to vote on those matters for you as they see fit.

By Order of the Board of Directors,

Stephen N. Rosenfield
Executive Vice President, General Counsel
and Corporate Secretary

April 1, 2016

GERON CORPORATION C/O COMPUTERSHARE 8742 LUCENT BLVD., SUITE 225 HIGHLANDS RANCH, CO 80129

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒	E04475-P74112	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
GERON CORPORATION

The Board of Directors recommends you vote FOR the following:		For All	Withhold All	For All Except

1.	To elect the two nominees for director named in the accompanying proxy statement, or the Proxy Statement, to hold office as Class II members of the Board of Directors until the 2019 annual meeting of stockholders.	☐	☐	☐

Nominees:

	01)	Hoyoung Huh, M.D., Ph.D.
	02)	Daniel M. Bradbury
To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

The Board of Directors recommends you vote FOR proposals 2 and 3.		For	Against	Abstain

2.	To approve, on an advisory basis, the compensation of the Company's named executive officers, as disclosed in the accompanying Proxy Statement.	☐	☐	☐

3.	To ratify the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016.	☐	☐	☐

NOTE:	In their discretion, the proxies are authorized to vote on such other matters as may come before the meeting and any adjournment(s) or postponement(s) thereof.

NOTE:	This proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appear(s) hereon, and returned in the enclosed envelope.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
Letter to Stockholders, Notice and 2016 Proxy Statement, and 2015 Annual Report
are available at www.proxyvote.com.

E04476-P74112

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

GERON CORPORATION
2016 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 17, 2016

The undersigned stockholder of Geron Corporation, a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 1, 2016, and hereby appoints John A. Scarlett, M.D., and Stephen N. Rosenfield, or either of them, as proxies and attorneys-in-fact with full power to each of substitution, on behalf and in the name of the undersigned to represent the undersigned at the 2016 Annual Meeting of Stockholders of Geron Corporation to be held on May 17, 2016, at 4:00 p.m. Pacific Daylight Time at the Westin San Francisco Airport, One Old Bayshore Highway, Millbrae, California 94030 and at any adjournment(s) or postponement(s) thereof, and to vote all shares of Common Stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side, and in their discretion, upon such other matter or matters that may properly come before the meeting and any adjournment(s) or postponement(s) thereof.

This proxy will be voted as directed or, if no contrary direction is indicated, will be voted as follows:

●

"FOR" the election of the two nominees for director named in the accompanying Proxy Statement to hold office as Class II members of the Board of Directors until the 2019 annual meeting of stockholders;

●	"FOR" proposal 2, to approve, on an advisory basis, the compensation of the Company's named executive officers, as disclosed in the accompanying Proxy Statement;
●

"FOR" proposal 3, to ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016;

and as said proxies deem advisable on such other matters as may come before the meeting and any adjournment(s) or postponement(s) thereof.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)